CONTRACT
FOR
THE CONSTRUCTION AND SALE
OF DRILLSHIP

BY AND BETWEEN

ALPHA ARCHER COMPANY
AS BUYER

AND

DAEWOO SHIPBUILDING & MARINE ENGINEERING CO., LTD.
AS BUILDER

	3. When and How Effected	21
	4. Documents to be Delivered to BUYER	21
	5. Title and Risk	22
	6. Removal of DRILLSHIP	22
	7. Tender of DRILLSHIP	22
	8. Delivery during Dispute.	23

ARTICLE VIII	DELAYS AND EXTENSION OF TIME FOR DELIVERY (FORCE MAJEURE)	24
	1. Causes of Delay	24
	2. Definition of Permissible Delay	24
	3. Notice of Delay	24
	4. Right to Terminate CONTRACT for Excessive Delay	24

ARTICLE IX	WARRANTY OF QUALITY	26
	1. Guarantee	26
	2. Extent of BUILDER’s Responsibility	26
	3. Remedy of Defects	26
	4. Notice of Defects	27

ARTICLE X	REMEDIES OF BUYER	28
	1. Defaults of BUILDER	28
	2. Remedies	28
	3. Notice	29
	4. Refund by BUILDER	29
	5. Discharge of Obligations	29

ARTICLE XI	REMEDIES OF BUILDER	30
	1. Definition of Default	30
	2. Interest and Charges	30
	3. Effect of Default	30
	4. Sale of DRILLSHIP	31
	5. Remedies Cumulative	32

ARTICLE XII	INSURANCE	33
	1. Extent of Insurance Coverage	33
	2. Application of Recovered Amount	33
	3. Redelivery of BUYER’S SUPPLIES	34
	4. Termination of BUILDER’s Obligation to Insure	34

ARTICLE XIII	DISPUTES AND ARBITRATION	35
	1. Proceedings	35
	2. Alteration of Delivery of the DRILLSHIP	35
	3. Entry in Court	36

ARTICLE XIV	RIGHT OF ASSIGNMENT	37
	1. Assignment and Transfer	37
	2. Associated Costs	37
	3. Security Assignments	37

	4. Binding Nature	37
ARTICLE XV	TAXES AND DUTIES	38
	1. Taxes and Duties in Korea	38
	2. Taxes and Duties outside Korea	38

ARTICLE XVI	PATENTS, TRADEMARKS, COPYRIGHTS, ETC.	39
	1. Patents, Trademarks and Copyrights	39
	2. General Plans, Specifications and Working Drawings	39

ARTICLE XVII	BUYER’S SUPPLIES	40
	1. Responsibility of BUYER	40
	2. Responsibility of BUILDER	40
	3. Return of BUYER’S SUPPLIES	41

ARTICLE XVIII	REPRESENTATIVES	42
	1. BUYER’s REPRESENTATIVE	42
	2. BUILDER’s Representative	42

ARTICLE XIX	NOTICE AND LANGUAGE	43
	1. Notice	43
	2. Language	43
	3. Writing	43

ARTICLE XX	EFFECTIVE DATE OF CONTRACT	44

ARTICLE XXI	INTERPRETATION AND OTHER MATTERS	45
	1. Laws Applicable	45
	2. Discrepancies	45
	3. Entire Agreement	45
	4. Amendment	45
	5. Headings	45
	6. Severability	45
	7. Order of precedence of Contract Documents	45
	8. Confidentiality	45
	9. Public Announcements	46
	10. Foreign Corrupt Practices Act	46
	11. COUNTERPARTS	47

CONTRACT

BY THIS CONTRACT made the 24th day of June 2013 by and between ALPHA ARCHER COMPANY, a corporation organized and existing under the laws of the Caymans Islands and having its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“BUYER”), and DAEWOO SHIPBUILDING & MARINE ENGINEERING CO., LTD., a corporation organized and existing under the laws of the Republic of Korea, having its principal office at 85, Da-dong, Jung-gu, Seoul, Korea (“BUILDER”).

IT IS AGREED AND DECLARED as follows:

BUILDER agrees on a TURNKEY basis to design, construct, build, equip, launch, test, complete, commission and load all BUYER’s equipment located at the SHIPYARD on the DELIVERY DATE one (1) DRILLSHIP more fully described in the SPECIFICATIONS (the “DRILLSHIP”) at BUILDER’s shipyard located at Okpo, Geoje Island, Korea (the “SHIPYARD”), and to sell and deliver the same to BUYER, and BUYER hereby agrees to purchase and take delivery of the DRILLSHIP from BUILDER, on the terms and conditions herein set out. Upon DELIVERY, the DRILLSHIP shall be capable of performing its designed functions as stated in the SPECIFICATIONS.

ARTICLE I
DESCRIPTION AND CLASS

1.    Definitions:
(a)    “AFFILIATE” of a specified PERSON means any other PERSON that directly or indirectly, through one or more intermediaries, CONTROLS, is CONTROLLED by or is under common CONTROL with the specified PERSON. For the purposes of this definition, “CONTROL,” when used with respect to any specified PERSON, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such PERSON, whether through the ownership of voting securities, by contract, or otherwise, and the terms “CONTROLLING” and “CONTROLLED” have correlative meanings; provided that, “CONTROL” shall be deemed to exist by virtue of the direct or indirect ownership of fifty percent (50%) or more of the equity securities of such specified PERSON.
(b)    “BANKING DAY” means a day on which commercial banks are open for domestic and foreign exchange business in New York and Houston.
(c)    “BUYER’S SUPPLIES” means the equipment or materials furnished and delivered to the SHIPYARD by BUYER at its costs for BUILDER to incorporate into the DRILLSHIP.
(d)    “CONTRACT” means the agreement of the parties set out in the Articles herein and the Annexes attached thereto.
(e)    “DEFAULT INTEREST RATE” means Three Months’ LIBOR + 5% per annum.
(f)    “GOVERNMENTAL AUTHORITY” means (a) any domestic or foreign national, state, local, municipal, provisional other government, (b) any instrumentality, subdivision, department, ministry, board, court, governmental tribunal, regulatory or administrative agency, commission or other Governmental Authority, or instrumentality or political subdivision thereof or (c) any quasi-governmental or private authority or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, taxing or other governmental functions or power.
(g)    “INTEREST RATE” means Three Months’ LIBOR + 3% per annum.
(h)    “LAWS” means any and all applicable laws, statutes, rules, regulations, codes, ordinances, orders, decrees, requirements, judgments, permits, writs and injunctions of any GOVERNMENTAL AUTHORITY to which a specified PERSON or its assets is subject, in each case as amended and in effect from time to time.
(i)    “MODIFICATION” means any change in the original CONTRACT intention as deduced from this CONTRACT as a whole and shall include but is not restricted to:
(1)    a change or substitution in the character, quality or nature of equipment to be used in any part of the SPECIFICATIONS;
(2)    a change in the levels, lines, positions and dimensions of any part of the SPECIFICATIONS; or

(3)    the omission, demolition of, or removal of any part of the WORKS no longer desired by BUYER or BUILDER.
(j)    “OPTION AGREEMENT” means that certain Amended and Restated Option Agreement dated as of even date herewith between Atwood Offshore Worldwide Limited, the BUYER’s sole shareholder, and BUILDER.
(k)    “THIRD CONSTRUCTION CONTRACT” means that certain Contract for the Construction and Sale of Drillship dated September 27, 2012 between Alpha Admiral Company, as BUYER, and BUILDER.
(l)    “PC SUM” has the meaning set forth on Exhibit D attached hereto.
(m)    “PERSON” means any individual, corporation, association, partnership, joint venture, limited liability company, unincorporated organization, trust, estate, GOVERNMENTAL AUTHORITY or any other entity not a party to this CONTRACT.
(n)    “SPECIFICATIONS” means the H3614-FS-R0 dated 28 January 2011 and any additions or amendments thereto pursuant to the ORIGINAL CONSTRUCTION CONTRACT and as hereafter agreed between the parties, as modified by Exhibit E attached hereto.
(o)    “TURNKEY” means project management, supervision, skilled and unskilled labor, design, engineering, drawings, work procedures, materials, machinery, tools, working area, equipment, plant, consumables, facilities, classification and regulatory fees, design fees, licenses, permits, transportation, loading and offloading, in-yard movements, scheduling, procurement (not including BUYER’S SUPPLIES), fabrication, assembly, integration, quality control, inspection, mechanical completion, commissioning, tests and trials, and other obligations as are expressly stated as the responsibility of BUYER “or reasonably inferred” to complete the construction and DELIVERY of the DRILLSHIP except for items and obligations expressly stated as BUYER’s responsibilities in this CONTRACT.
(p)    “UNIT 3” means the drillship being constructed pursuant to the terms of the THIRD CONSTRUCTION CONTRACT.
(q)    “WORKS” means all work necessary to fabricate, construct, launch, equip, complete and test the DRILLSHIP, in accordance with this CONTRACT and the SPECIFICATIONS, and to deliver the DRILLSHIP to BUYER free and clear of all liens, security, interests, claims and encumbrances afloat alongside the SHIPYARD.
2.    Certain Interpretive Provisions:
In this Agreement, unless the context otherwise requires:
(a)    the singular number includes the plural number and vice versa;
(b)    reference to any PERSON includes such PERSON’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this CONTRACT, and reference to a PERSON in a particular capacity excludes such PERSON in any other capacity;
(c)    reference to any gender includes each other gender;

(d)    reference to any agreement (including this CONTRACT), document or instrument means such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;
(e)    reference to any Article, Section, Schedule or Exhibit means such Article, Section, Schedule or Exhibit of or to this CONTRACT, and references in any Article, Section, Schedule, Exhibit or definition to any clause means such clause of such Article, Section, Schedule, Exhibit or definition;
(f)        the words “this CONTRACT,” “herein,” “hereby,” “hereunder,” “hereof,” “hereto” and words of similar import are references to this CONTRACT as a whole and not to any particular Article or other provision hereof or thereof, unless expressly so limited;
(g)    the word “including” and its derivatives means “including, but not limited to,” and corresponding derivative expressions;
(h)    relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including;”
(i)         whenever the parties have agreed that any approval or consent shall not be unreasonably withheld, such phrase includes the parties’ agreement that the approval or consent shall not be unreasonably delayed or conditioned;
(j)         no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this CONTRACT and not as an aid in its construction;
(k)    no consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this CONTRACT; every covenant, term and provision of this CONTRACT shall be construed simply according to its fair meaning and not strictly for or against any party (notwithstanding any rule of LAW requiring an agreement to be strictly construed against the drafting party), it being understood that the parties to this CONTRACT are sophisticated and have had adequate opportunity and means to retain counsel to represent their interests and to otherwise negotiate the provisions of this CONTRACT;
(l)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(m)    a defined term has its defined meaning throughout this CONTRACT, and each Exhibit and Schedule to this CONTRACT, regardless of whether it appears before or after the place where it is defined;
(n)    all references to prices, values or monetary amounts refer to United States Dollars, unless expressly provided otherwise;
(o)    each Exhibit and Schedule to this CONTRACT is a part of this CONTRACT, but if there is any conflict or inconsistency between the main body of this CONTRACT and any Exhibit or Schedule, the provisions of the main body of this CONTRACT shall prevail; and
(p)    the word “or” may not be mutually exclusive, and can be construed to mean “and” where the context requires there to be a multiple rather than an alternative obligation.

3.    Description:
The DRILLSHIP shall have BUILDER’s Hull No.3622 and shall be designed, constructed, equipped and completed in accordance with the provisions of this CONTRACT, and the SPECIFICATIONS signed by the parties hereto for identification and made an integral part hereof. The parties agree that the SPECIFICATIONS, including all suppliers, for major equipment under this CONTRACT shall be same as those of UNIT 3 as of the EFFECTIVE DATE, and the plans and drawings of the UNIT 3 completed until the EFFECTIVE DATE shall be used also for the DRILLSHIP. For the sake of clarity, any equipment selection made at any time with respect to either of UNIT 3 or the DRILLSHIP shall be deemed to be made concurrently for the DRILLSHIP or UNIT 3, as applicable.
4.    Dimensions and Characteristics:
Details of the DRILLSHIP’s dimension and characteristics including capabilities, length, breadth, depth, draft, machinery, speed and variable load capacity and all other particulars are as shown in the SPECIFICATIONS.
5.    Classification:
The DRILLSHIP, including her machinery, equipment and outfit, shall be constructed in accordance with the edition and amendments thereto in force at the date of this CONTRACT of the rules and regulations of and under special survey of Det Norske Veritas (the “CLASSIFICATION SOCIETY”), and shall be distinguished in the CLASSIFICATION SOCIETY’s register by the symbols DYNPOS-AUTRO, CRANE, HLDK-SH, DRILL, BIS or EO. Decisions of the CLASSIFICATION SOCIETY as to compliance or non-compliance of the DRILLSHIP with the said rules and regulations of the CLASSIFICATION SOCIETY shall be final and binding upon the parties.
6.    Rules and Regulations:
The DRILLSHIP shall comply with the applicable rules, regulations and requirements of the other regulatory bodies referred to in the SPECIFICATIONS as in effect at the date of this CONTRACT.
7.    Subcontracting of Construction Work:
BUILDER may cause part or the majority of the work on the DRILLSHIP to be performed by one or more subcontractors; provided, however, that BUILDER shall obtain BUYER’s consent in respect of any of the work on the DRILLSHIP to be performed by a subcontractor outside of Korea. Where such part of the work is subcontracted, BUILDER shall nevertheless always remain responsible for the performance of the same work under the CONTRACT. BUYER’s rights hereunder shall not be in any way reduced in respect of such subcontracted work.
8.    Registration:
The DRILLSHIP shall be registered by the BUYER at its own cost and expense under the LAWS of the Republic of the Marshall Islands at the time of delivery.
9.    Production Schedule and Erection Plan:
(a)    BUILDER and BUYER have agreed to a production schedule, as follows (the “PRODUCTION SCHEDULE”):
(4)    within thirty (30) days of the EFFECTIVE DATE, BUILDER shall provide BUYER with a level 1 PRODUCTION SCHEDULE;

(5)    no later than the date that is six (6) months prior to steel-cutting, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE;
(6)    from steel-cutting to launch of the DRILLSHIP, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE on a monthly basis; and
(7)    from launch of the DRILLSHIP through DELIVERY, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE on a bi-weekly basis.
(b)    The PRODUCTION SCHEDULE shall provide for completion and DELIVERY of the DRILLSHIP by the scheduled DELIVERY DATE and shall be used to measure BUILDER’s progress in performing its obligations under this CONTRACT. The PRODUCTION SCHEDULE may be adjusted from time to time for any delays or extensions of time permitted under this CONTRACT or as otherwise modified by mutual agreement and shall be the basis of interpretation of actual construction progress of the DRILLSHIP.
(c)    BUILDER shall also develop an overall DRILLSHIP erection plan that integrates material delivery and assembly actions needed to schedule workflow during all phases of construction. This plan shall encompass sufficient planning data to assure that all phases of construction can be adequately accomplished so as to DELIVER the DRILLSHIP on or before the scheduled DELIVERY DATE.

ARTICLE II
CONTRACT PRICE AND TERMS OF PAYMENT
1.    Contract Price:
The contract price of the DRILLSHIP, including the drilling equipment package and the subsea equipment package, is United States Dollars Five Hundred Sixty Seven Million Five Hundred Thousand (USD 567,500,000.00) plus or minus the amount, if any, set forth in subclause 3, below (the “CONTRACT PRICE”), inclusive of the PC SUM, net receivable by BUILDER, which is exclusive of BUYER’S SUPPLIES. The CONTRACT PRICE shall be subject to upward or downward adjustment as set out in this CONTRACT. Any such adjustment shall be determined prior to DELIVERY of the DRILLSHIP.
2.    Currency:
All payments required to be made by either party under this CONTRACT shall be made in United States Dollars.
3.    Terms of Payment:
The CONTRACT PRICE shall be paid by BUYER to BUILDER in instalments (“PAYMENT MILESTONE(S)”) as follows:
(a)    PAYMENT MILESTONE 1:
United States Dollars One Hundred Seven Million Five Hundred Thousand (USD 107,500,000.00) shall be paid within fifteen (15) BANKING DAYS from the date of receipt by BUYER of a copy of the Irrevocable Stand-by Letter of Credit attached hereto as Exhibit A for the DRILLSHIP.
(b)    PAYMENT MILESTONE 2 (Final Installment):
United States Dollars Four Hundred Thirty Million (USD 430,000,000.00) plus other sums due to BUILDER under this CONTRACT and any increase or any decrease due to adjustments, if any, to the CONTRACT PRICE as per Article III.1, Article III.2 and Article V shall be paid upon delivery of the DRILLSHIP.

4.    Method of Payment:
(a)    PAYMENT MILESTONE before DELIVERY:
Upon receipt of a notice from BUILDER, BUYER shall, at its own cost and expense, remit the PAYMENT MILESTONE before DELIVERY of the DRILLSHIP as provided in Article II.3 by telegraphic transfer to the Export-Import Bank of Korea (SWIFT BIC EXIKKRSE) (hereinafter called "K-EXIM") Account No. 04-029-695 with Deutsche Bank Trust Company Americas, 130 Liberty St., New York, N.Y.10006 U.S.A. (SWIFT BIC BKTRUS33) or to the account of a bank designated by the BUILDER (“BUILDER’S BANK”) as indicated by BUILDER at least two (2) BANKING DAYS before the due date thereof in favor of Daewoo Shipbuilding & Marine Engineering Co., Ltd. under advice by authenticated SWIFT Message or telex to K-EXIM by remitting bank.
(b)    PAYMENT MILESTONE on DELIVERY:

PAYMENT MILESTONE 2 shall be payable upon DELIVERY of the DRILLSHIP (as provided in Article II.3) by telegraphic transfer to the account of K-EXIM with Deutsche Bank Trust Company Americas, 130 Liberty St., New York, N.Y.10006 U.S.A. (SWIFT BIC BKTRUS33) or BUILDER’S BANK in favor of Daewoo Shipbuilding & Marine Engineering Co., Ltd., under advice by authenticated SWIFT Message to K-EXIM or BUILDER’S BANK by the remitting bank, against presentation by BUILDER to K-EXIM or BUILDER’S BANK of a duplicate original copy of the Protocol of Delivery and Acceptance attached hereto as Exhibit C of the DRILLSHIP signed by BUILDER and BUYER.
(c)    Prompt payment:
No payment due under this CONTRACT shall be delayed or withheld by BUYER on account of any dispute or disagreement of whatsoever nature arising between the parties hereto or by the reason of reference of the said dispute or disagreement to arbitration provided for in Article XIII; provided, however, that in the event of a dispute with respect to PAYMENT MILESTONE 2, BUYER may provide BUILDER with a surety bond or bank guarantee in the disputed amount.
(d)    Expenses and Bank Charges
Expenses and bank charges outside of Korea for remitting payments and any taxes, duties, expenses and fees outside of Korea connected with such payment shall be for account of the BUYER. However, bank charges of K-EXIM or BUILDER’S BANK shall be borne by the BUILDER.

ARTICLE III
ADJUSTMENT OF CONTRACT PRICE
The CONTRACT PRICE shall be subject to adjustment as hereinafter set out in the following circumstances.
1.    Delay in DELIVERY:
In the event that DELIVERY is beyond midnight Korean time at the SHIPYARD on the DELIVERY DATE, the BUILDER shall, subject to the provisions of Article VIII.2, pay to the BUYER by way of liquidated damages, which the parties stipulate is a reasonable and genuine pre-estimate of actual damages and, not by way of penalty, for loss of use of the DRILLSHIP, the amounts set out below.
(a)    No adjustment shall be made and the CONTRACT PRICE shall remain unchanged for the first forty five (45) days of delay in DELIVERY of the DRILLSHIP beyond the DELIVERY DATE (ending as of twelve o’clock midnight, Korean time of the forty-fifth (45th) day of delay).
(b)    If the DELIVERY of the DRILLSHIP, for causes for which BUILDER is liable, is delayed more than forty five (45) days after the DELIVERY DATE, then, in such event, beginning at twelve o’clock midnight of the forty-fifth (45th) day after the DELIVERY DATE, the liquidated damages, as follows, shall be due at the date of actual DELIVERY of the DRILLSHIP by means of an adjustment to the CONTRACT PRICE:
(1)    46th - 120th day of delay USD 125,000.00 per day; and
(2)    121st - 210th day of delay USD 155,000.00 per day.
However, the total of liquidated damages shall not exceed the amount due to cover a delay of one hundred eighty (180) days counting from midnight of the fourty-fifth (45th) day after the DELIVERY DATE at the above specified rate of reduction.
(c)    If such delay in DELIVERY of the DRILLSHIP continues, for which BUILDER is liable, for a period of one hundred eighty (180) days or more from the fourty-sixth (46th) day after the DELIVERY DATE, in such event and after such period has expired, BUYER may, at its option, terminate this CONTRACT in accordance with the provisions of Article X.1(c) or accept the DRILLSHIP with a total reduction in the CONTRACT PRICE equal to five percent (5%) of the CONTRACT PRICE less the PC SUM.
BUILDER may, at any time after the expiration of the aforementioned two hundred and ten (210) days of delay in DELIVERY and if BUYER has not served notice of termination as provided in Article X, notify BUYER of the expected future date for DELIVERY and demand in writing that BUYER shall make an election, in which case BUYER shall, within ten (10) BANKING DAYS after such demand is delivered to BUYER, notify BUILDER of its termination of this CONTRACT or acceptance of the revised future date for DELIVERY. If the DRILLSHIP is not delivered by such revised future date for DELIVERY plus thirty (30) days, BUYER shall have a right to terminate this CONTRACT but without any right to recover any further liquidated damages. If BUYER fails to notify BUILDER of its termination of this CONTRACT as specified above within such ten (10) BANKING DAY period, BUYER shall be deemed to have consented to the DELIVERY of the DRILLSHIP at the future date for DELIVERY proposed by BUILDER.
(d)    For the purpose of this Article III.1, the DELIVERY of the DRILLSHIP shall be deemed to be delayed when and if the DRILLSHIP, after taking into full account of all postponements of the DELIVERY DATE by reason of permissible delays as defined in this CONTRACT, is not delivered by the date upon which the DELIVERY is required under the terms of this CONTRACT.
2.    Shortfalls in Variable Load Capacity:
The DRILLSHIP shall on DELIVERY have a variable deck load of at least 22,800 Metric Tons at operating draft (“SPECIFIED OPERATING VARIABLE DECK LOAD”). However, if the actual operating variable deck load of the DRILLSHIP on DELIVERY is reduced by more than five percent (5%) of the SPECIFIED OPERATING VARIABLE DECK LOAD, the CONTRACT PRICE shall be reduced by USD 3,000.00 per Metric Ton for a deficiency in excess of five percent (5%) of the SPECIFIED OPERATING VARIABLE DECK LOAD. If the deficiency in any variable loads as set out in this Article III.2 exceeds ten percent (10%) of the SPECIFIED OPERATING VARIABLE DECK LOAD, BUYER shall have the right to terminate this CONTRACT.
3.    Insufficient Speed:
(e)    The CONTRACT PRICE of the DRILLSHIP shall not be affected or changed if the actual speed, as determined by sea trials, is less than the guaranteed speed under the SPECIFICATIONS, provided such deficiency in actual speed is not more than four-tenths (4/10) of a knot below the guaranteed speed.
(f)    However, as for the deficiency of more than four-tenths (4/10) of a knot in actual speed below the speed guaranteed under this CONTRACT, the CONTRACT PRICE shall be reduced by USD 100,000.00 for each full one-tenth (1/10) of a knot in excess of the said four-tenths (4/10) of a knot of deficiency in speed; provided that fractions of less than one-tenth (1/10) of a knot shall be regarded as a full one-tenth (1/10) of a knot. However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the deficiency of one (1) full knot below the guaranteed speed at the rate of reduction as specified above.
(g)    If the deficiency in actual speed of the DRILLSHIP is more than one (1) full knot below the speed guaranteed under this CONTRACT, BUYER, at its option, may, subject to the BUILDER’s right to effect alterations or corrections, cancel this CONTRACT or may accept the DRILLSHIP at a reduction in the CONTRACT PRICE as above provided for one (1) full knot of deficiency only.
4.    Conclusive Pecuniary Compensation:
The liquidated damages, being applicable for Articles III.1, III.2 and III.3 hereunder shall be the conclusive pecuniary compensation recoverable in connection with each particular event stated herein, and BUILDER shall not be liable for any additional compensation claimed by BUYER in relation to such particular event and its consequential events.

ARTICLE IV
APPROVAL OF PLANS AND DRAWINGS AND INSPECTION DURING CONSTRUCTION
1.    Approval of Plans and Drawings:
BUILDER shall submit to BUYER three (3) copies of each of the plans and drawings, the list of which shall be mutually agreed upon between the parties hereto, for its approval. BUYER shall, within seventeen (17) days after receipt thereof, return to BUILDER one (1) copy of such plans and drawings with BUYER’s approval or comments (if any) written thereon, provided always that:
if the REPRESENTATIVE (as hereinafter defined) shall have been sent by BUYER to the SHIPYARD as set out in Article IV.2, BUILDER may submit any remaining plans and drawings to the REPRESENTATIVE for his approval. The REPRESENTATIVE shall, within seven (7) days after receipt thereof, return to BUILDER one (1) copy of such plans and drawings with his approval or comments (if any) written thereon. Approval by the REPRESENTATIVE of the plans and drawings duly submitted to him shall be deemed to be approval by BUYER for all purposes of this CONTRACT.
If the above comments made by BUYER are not clearly specified or detailed, BUILDER shall seek clarification from BUYER, and BUYER shall give its explanation thereto without undue delay and with reasonably sufficient detail. If BUYER fails to comply, BUILDER may place its own interpretation on such comments in implementing the same.
If BUYER or the REPRESENTATIVE shall fail to return the plans and drawings to BUILDER within the time limits as above provided, such plans and drawings shall be deemed to have been approved or confirmed without any comment.
Any approval or absence of approval by BUYER shall not relieve BUILDER of its obligations to build the DRILLSHIP in accordance with the SPECIFICATIONS.

1.1
On the DELIVERY DATE, BUILDER shall also provide to BUYER in respect only of the DRILLSHIP of this CONTRACT, final AutoCAD or similar electronic renderings of the DRILLSHIP as they may apply, and physical drawings to the extent as set forth on Exhibit F.

1.2    Without prejudice to and in addition to the obligations by BUYER under Article XXI.8 of this Contract, the BUYER undertakes to the BUILDER that:

A.
the BUYER acknowledges that all the items provided by BUILDER under the subparagraph 1.1 of this Article IV, including without limitation the AutoCAD or similar electronic renderings as stated therein (which provisions by BUILDER and the information therein called the “RESTRICTED INFORMATION”), are items included in the List of Korea’s Core Shipbuilding Technologies, which Korean Governmental Authorities closely monitor to prevent from being divulged to a foreign competitor;

B.
the BUYER shall strictly restrict disclosure of the Restricted Information only to the personnel within its organization who need the Restricted Information in electronic form for safe operation of the DRILLSHIP, without disclosing the Restricted Information to any other PERSON;

C.
the BUYER indemnifies the BUILDER against any and all losses, costs, damages, liabilities or claims that arise out of or in connection with any failure by BUYER to comply with its obligations as set forth in the aforementioned subparagraph B.

2.    Appointment of REPRESENTATIVE:

BUYER shall in due time despatch to and maintain at the SHIPYARD, at BUYER’s own cost and expense, up to a maximum of five (5) representative(s) (the “REPRESENTATIVE” or the “REPRESENTATIVES”) who shall be duly authorized in writing by BUYER to act on behalf of BUYER in connection with modifications of the SPECIFICATIONS, adjustment of the CONTRACT PRICE and the DELIVERY DATE, confirmation of the PRODUCTION SCHEDULE, approval of the plans and drawings, attendance to the tests and inspections relating to the DRILLSHIP, her machinery, equipment and outfit and any other matters for which such REPRESENTATIVE is authorized by BUYER.
3.    Inspection:
(a)    The necessary tests and inspections of the DRILLSHIP, her machinery, equipment and outfit either as required by the CLASSIFICATION SOCIETY or by other applicable regulatory bodies or as agreed by the parties hereto, shall be carried out by the CLASSIFICATION SOCIETY, other regulatory bodies and/or an inspection team of BUILDER throughout the entire period of construction, in order to ensure that the construction of the DRILLSHIP is duly performed in accordance with this CONTRACT and the SPECIFICATIONS. During construction of the DRILLSHIP the REPRESENTATIVE shall have the right to attend such tests and inspections of the DRILLSHIP, her machinery and equipment as mutually agreed between BUYER and BUILDER.
(b)    BUILDER shall give a reasonable advance notice to the REPRESENTATIVE of the date and place of such tests, trials and inspections which may be attended by him. Failure by the REPRESENTATIVE to be present at such tests, trials and inspections after due notice to him as aforesaid shall be deemed to be a waiver of the REPRESENTATIVE’s right to be present. In the event that BUILDER needs an inspection for coating work to be made during non-working hours for smooth progress of work, the REPRESENTATIVE shall exercise his best endeavours to attend such inspection provided that BUILDER has given a reasonable advance notice to the REPRESENTATIVE.
(c)    In working hours during construction of the DRILLSHIP until DELIVERY thereof, the REPRESENTATIVE shall, subject to the reasonable requirements of the SHIPYARD’s work program and safety control, be permitted free and ready access to the DRILLSHIP, her machinery and equipment, and to any other place where work on the DRILLSHIP is being done, or materials are being processed or stored in connection with the construction of the DRILLSHIP, including the yards, workshops, stores and offices of BUILDER, and the premises of subcontractors of BUILDER, who are doing work or storing materials in connection with the DRILLSHIP’s construction.
(d)    If the REPRESENTATIVE discovers any construction, material or workmanship which he considers not to conform to the requirements of this CONTRACT and/or the SPECIFICATIONS, the REPRESENTATIVE shall promptly give BUILDER a notice in writing specifying the alleged non-conformity. Upon receipt of such notice from the REPRESENTATIVE, BUILDER shall correct such non-conformity, if BUILDER agrees to his view. Any disagreement shall be resolved in accordance with Article XIII.1.
(e)    If the CLASSIFICATION SOCIETY, TECHNICAL EXPERT or arbitrator enters a determination in favour of BUYER, then in such case BUILDER shall correct such non-conformity, or if such corrections cannot be made in time to meet the construction schedule for the DRILLSHIP, the then parties shall mutually agree to an adjustment of the CONTRACT PRICE in lieu of such corrections. If the CLASSIFICATION SOCIETY, TECHNICAL EXPERT or the arbitrator enters a determination in favour of BUILDER, then the time for DELIVERY of the DRILLSHIP shall be extended for the period of delay in construction, if any, occasioned by such proceedings, and BUYER shall compensate BUILDER for the proven loss and damages directly incurred by BUILDER under this CONTRACT as a result of such dispute; provided that BUILDER shall be required to take reasonable endeavors to mitigate any losses and/or damages incurred in connection with such dispute and no special or consequential damages may be recouped.
(f)     In the event the arbitrator enters a determination in favour of BUYER and determines that such corrections cannot be made prior to the two hundred tenth (210th) day following the DELIVERY DATE pursuant to Article III.1, then BUYER is entitled to terminate this CONTRACT.
4.    Facilities:
(a)    BUILDER shall furnish BUYER with office space to accommodate a sixty (60) person site team including a locker room and coffee room equipped with refrigerator and industrial-sized coffee maker; office space to accommodate a sixty (60) person operations team, including a locker room and coffee room equipped with a refrigerator and industrial-sized coffee maker; and each of the above-listed office spaces is to have a minimum of eight (8) private offices, with all desks to be outfitted with an Internet connection and electrical plugs, a large dedicated file room, two (2) meeting rooms able to accommodate fifty (50) persons each and complete with a large table and chairs; one hundred (100) bicycles upon BUYER’s request on a reimbursable basis; twenty (20) dedicated parking spaces; bottled water and dispensers upon BUYER’S request on a reimbursable basis; unlimited high speed internet service upon BUYER’S request on a reimbursable basis; four (4) print/scan/email workstations networked and all required paper upon BUYER’s request on a reimbursable basis; a full size plotter and all required paper upon BUYER’s request on a reimbursable basis; storage space for BUYER’S SUPPLIES, with BUILDER to transport from storage and load onto the DRILLSHIP all BUYER’S SUPPLIES. This replaces the facilities requirement under Article IV.4(a) of the ORIGINAL CONSTRUCTION CONTRACT.
(b)    Upon exercise of the OPTION (as defined in the OPTION AGREEMENT), BUILDER agrees to furnish BUYER with the office facilities and parking spaces referenced in Article IV.4(a) of the ORIGINAL CONSTRUCTION CONTRACT with a maximum of the amounts set forth therein multiplied by 1.67; provided, however, that upon BUYER’s request on a reimbursable basis a total of one hundred fifty (150) bicycles shall be provided.
Provided, however, that BUYER shall pay telecommunication charges including telephone and email, and shall reimburse costs and expenses for supply and installation of telefax or external telephone lines and other facilities and office equipment and furniture, if any, provided in addition to the above upon BUYER’s request.
5.    Liability of BUILDER and BUYER:
(a)    The REPRESENTATIVE(S) shall at all times be deemed to be the employee(s) of BUYER and not of BUILDER.
(b)    BUILDER agrees to protect, indemnify and hold BUYER free and harmless from and against any and all claims or liabilities (including, without limitation, the cost of the suit and reasonable attorney’s fees) arising in favour of any of BUILDER’s (or its AFFILIATES), employees, agents, officers, invitees, subcontractors (or their servants) or representatives, or any survivor of the foregoing on account of injury to or death of any such parties or damage to any of their property attributable to the actions (or lack thereof) by any such parties in connection with the DRILLSHIP and/or work performed pursuant to this CONTRACT, regardless of whether BUYER and/or its subcontractors and/or others may be wholly, partially or solely negligent or otherwise at fault.
(c)    BUYER agrees to protect, indemnify and hold BUILDER and its subcontractors free and harmless from and against any and all claims or liabilities (including, without limitation, the cost of the suit and reasonable attorney’s fees) arising in favour of any of BUYER’s (or its AFFILIATES) employees, agents, officers, invitees, subcontractors (or their servants) or representatives, or any survivor of any of the foregoing on account of injury to or death of any such parties or damage to any of their property except as regards DRILLSHIP attributable to the actions (or lack thereof) by any such parties in connection with the DRILLSHIP and/or work performed pursuant to this CONTRACT, regardless of whether BUILDER or its subcontractors and/or others may be wholly, partially or solely negligent or otherwise at fault.
6.    Responsibility of BUYER:
(d)    BUYER shall advise BUILDER in advance of the names, experiences and scope of authority of the REPRESENTATIVE(s) and of any other information pertaining to their qualifications. If BUILDER shall have reasonable cause to disapprove of any of the REPRESENTATIVE(s), it shall so advise BUYER and BUYER shall take proper action.
(e)    BUYER shall undertake and assure that its REPRESENTATIVE(s) shall carry out their duties hereunder in accordance with BUILDER’s good practice and in such a way as to avoid any unnecessary increase in building cost or delay in the production schedules of BUILDER. The REPRESENTATIVE(s) shall abide by the work rules and regulations prevailing at the premises of BUILDER and its subcontractors.
(f)    BUILDER has the right to request BUYER to replace any REPRESENTATIVE(s) if deemed unsuitable and unsatisfactory for the proper progress of the DRILLSHIP’s construction. If BUYER considers that such BUILDER’s request is justified, BUYER shall effect such replacement as soon as practicable

ARTICLE V
MODIFICATIONS
1.    Modification of SPECIFICATIONS:
(h)    Any MODIFICATION or variation of or amendment to the SPECIFICATIONS shall be evidenced by written agreement of the parties hereto (a “CHANGE ORDER”); provided, prior to any MODIFICATION or variation being effected by the BUILDER, the parties shall first agree to alterations in the CONTRACT PRICE, the DELIVERY DATE, lightship weight and other terms and conditions of this CONTRACT and SPECIFICATIONS occasioned by or resulting from such MODIFICATION or variation within seven (7) days from the receipt by BUYER of BUILDER’s proposal. BUILDER has the right to continue construction of the DRILLSHIP on the basis of the SPECIFICATIONS until agreement to the above has been reached.
(i)    Notwithstanding the foregoing, BUILDER may also make minor changes to the SPECIFICATIONS including, but not limited to, the dimensions and characteristics of the DRILLSHIP, if found necessary to suit the SHIPYARD’s local conditions and facilities, the availability of materials and equipment, introduction of improved methods or otherwise, provided that BUILDER shall first obtain BUYER’s written (which expression includes e-mail communication) approval, which shall not be unreasonably withheld or delayed.
(j)    Upon receiving a written request for MODIFICATION from BUYER, BUILDER will submit to BUYER in writing within twenty one (21) working days a quotation of the change in the CONTRACT PRICE and/or DELIVERY DATE (if any) as a result of alterations and adjustments required to the SPECIFICATIONS.
(k)    In the event that BUYER requests any change that would result in a net savings in cost then, subject to negotiations between the parties, the cost saving shall be to BUYER’s benefit and be credited in the final accounts on delivery of the DRILLSHIP.
(l)    The parties agree that if any MODIFICATIONS are to be made to both SPECIFICATIONS of the DRILLSHIP and UNIT 3 after the EFFECTIVE DATE of this CONTRACT, the BUILDER’s quotations to adjust the CONTRACT PRICE for such MODIFICATIONS as set forth in Article V.4 shall reflect the amount saved by the BUILDER by reason that the plans or drawings and related engineering works done for the UNIT 3 may be applied or used also for the DRILLSHIP or vice versa. Any CHANGE ORDERS for UNIT 3 agreed to on or before the EFFECTIVE DATE of this CONTRACT shall be treated as part of the SPECIFICATIONS for the DRILLSHIP and not as CHANGE ORDERS, and for such purpose, the parties acknowledge and agree that (i) the eight (8) CHANGE ORDERS for UNIT 3 having BUILDER’s number 1 to 8 are treated as part of the SPECIFICATIONS for the DRILLSHIP and therefore the amounts representing such eight (8) CHANGE ORDERS have been included in the CONTRACT PRICE, and (ii) if any CHANGE ORDERS having BUILDER’s number nine (9) or higher are agreed to by the parties for UNIT 3, such CHANGE ORDERS shall also be applied to the DRILLSHIP and such CHANGE ORDERS shall be regarded as CHANGE ORDERS under this CONTRACT. Therefore, the amounts for such CHANGE ORDERS shall be paid on top of the CONTRACT PRICE.
2.    Change in Class and Statutory Requirements
(g)    If after the EFFECTIVE DATE, any requirements of the CLASSIFICATION SOCIETY, or of other rules and regulations specified in Article I.4 (or the interpretation thereof by the relevant body) to which the construction of the DRILLSHIP is required to conform, are changed by the CLASSIFICATION SOCIETY or other regulatory bodies authorized to make such changes, the following provisions shall apply unless a waiver of the changed requirement, rule, regulation or interpretation is obtained pursuant to BUYER’s request:
(1)    If the changes are compulsory for the DRILLSHIP, either of the parties hereto, upon receipt of information from the CLASSIFICATION SOCIETY or such other regulatory bodies, shall promptly transmit the same to the other in writing, and BUILDER shall thereupon incorporate such changes into the construction of the DRILLSHIP, provided that BUYER shall first have agreed to adjustments required by BUILDER in the CONTRACT PRICE, the DELIVERY DATE, lightship weight and other terms and conditions of this CONTRACT and the SPECIFICATIONS occasioned by or resulting from such changes within seven (7) days from the receipt by BUYER of BUILDER’s proposal.
(2)    If the changes are not compulsory for the DRILLSHIP, but BUYER desires to incorporate any of them into the construction of the DRILLSHIP, BUYER shall notify BUILDER of that intention. BUILDER may accept such changes, provided that such changes will not in its reasonable judgment adversely affect BUILDER’s planning or program in relation to BUILDER’s other commitments, and provided, further, that BUYER shall first have agreed to adjustments required by BUILDER in the CONTRACT PRICE, the DELIVERY DATE, and other terms and conditions of this CONTRACT and the SPECIFICATIONS occasioned by or resulting from such changes within seven (7) days from the receipt by BUYER of BUILDER’s proposal.
(h)    Agreements as to any changes under this Article V.2 shall be made in the same manner as provided in Article V.1 for MODIFICATIONS or changes to the SPECIFICATIONS.
(i)    Any delay in the construction of the DRILLSHIP caused by BUYER’s delay in making a decision or agreement as above shall constitute a permissible delay under this CONTRACT.
3.    Substitution of Materials:
If any of the materials or equipment required by the SPECIFICATIONS or otherwise under this CONTRACT for the construction of the DRILLSHIP are in short supply or cannot be procured in time to maintain the DELIVERY DATE of the DRILLSHIP or are unreasonably high in price as compared with prevailing international market rates, BUILDER may, provided that BUYER shall so agree in writing (which agreement shall not be unreasonably withheld), supply other materials capable of meeting the requirements of the CLASSIFICATION SOCIETY and of the rules, regulations and requirements with which the construction of the DRILLSHIP must comply. Any agreement as to substitution of materials shall be effected in the manner as provided in Article V.1.
4.    Adjustment to CONTRACT PRICE and DELIVERY by MODIFICATIONS:
In relation to this Article V, the BUILDER’s quotations in respect of any increase or decrease in the CONTRACT PRICE or any MODIFICATION shall be calculated and submitted on “lump sum” basis for the adjustment to the CONTRACT PRICE. BUYER may contest the reasonableness of BUILDER’s proposal based on a lump sum. In case such contest by BUYER is on reasonable grounds only and BUILDER agrees on the BUYER’s contest and opinion therein, then “time and materials” basis shall be applied to settle pricing of the modifications as defined below in subparagraphs (a) and (b). BUYER’s written notification shall be received by BUILDER within ten (10) days of the date of BUILDER’s quotations.
(d)    Labour costs shall be charged at the agreed hourly rates set out in EXHIBIT B.
(e)    The cost of materials and equipment shall be fifteen per cent (15%) in addition to the cost of the BUILDER.
In respect of costs not set out in EXHIBIT B, the BUYER and the BUILDER shall negotiate in good faith to reach an agreement on such price for the modifications. If no agreement is reached within thirty (30) days following receipt by BUILDER of BUYER’s written notification as set out in this paragraph above, the dispute shall be referred to the TECHNICAL EXPERT in accordance with Article XIII.1(b) of this CONTRACT.
Adjustment to the contractual DELIVERY DATE in respect of this Article V shall be subject to effect on critical paths in the DRILLSHIP’s construction and completion.
5.    Payment for MODIFICATIONS:
Any sums due to either party under Article V as a result of MODIFICATIONS shall be paid as follows but in any event prior to DELIVERY of the DRILLSHIP:
(g)    50% of any lump sum amount shall be paid upon the agreement of MODIFICATIONS or immediately following a decision by the TECHNICAL EXPERT in accordance with Article XIII.1(b) of this CONTRACT. Any amount based on time and materials shall be paid as accrued.
(h)    The remaining 50% of the lump sum amount shall be paid upon the completion of MODIFICATIONS in accordance with the CONTRACT.

ARTICLE VI
SEA TRIAL
1.    Notices:
BUILDER shall notify BUYER at least fourteen (14) days in advance of the expected time and place of the sea trial of the DRILLSHIP, and BUYER shall promptly acknowledge receipt of such notice. Such date shall be confirmed by BUILDER at least five (5) days in advance. However, if the sea trial of the DRILLSHIP is postponed or delayed due to unfavourable weather conditions and/or unreadiness of the DRILLSHIP for the sea trial then BUILDER shall give BUYER as much advance notice of the new date of sea trials as practicable.
BUYER shall have the REPRESENTATIVE(S) and such other persons as BUYER may require in writing on board the DRILLSHIP to witness the sea trial. Failure by the REPRESENTATIVE(S) to attend the sea trial of the DRILLSHIP for any reason whatsoever after due notice to BUYER as above provided shall be deemed to be a waiver by BUYER of its right to have the REPRESENTATIVE(S) on board the DRILLSHIP at the sea trial, and BUILDER may conduct the sea trial without the REPRESENTATIVE(S) being present, provided that a representative of the CLASSIFICATION SOCIETY shall be on board the DRILLSHIP for such sea trial. In such case BUYER shall be obliged to accept the DRILLSHIP on the basis of a certificate of BUILDER, confirmed by the CLASSIFICATION SOCIETY, if applicable, that the DRILLSHIP, on the sea trial, is found to conform to this CONTRACT and the SPECIFICATIONS. In any event BUILDER shall promptly supply to BUYER a copy of all records of tests and trials carried out with regard to the DRILLSHIP, her machinery and equipment.
2.    Weather Conditions:
The sea trial shall be carried out under weather conditions which are deemed favourable enough in the reasonable judgement of BUILDER in accordance with the SPECIFICATIONS. In the event of unfavourable weather on the date specified for the sea trial, the same shall take place on the first available day thereafter that weather conditions permit.
It is agreed that if during the sea trial the weather should suddenly become so unfavourable that the satisfactory conduct of the sea trial can no longer be continued, the sea trial shall be discontinued and postponed until the next following favourable day, unless BUYER shall assent in writing to a request from BUILDER to accept the DRILLSHIP on the basis of the sea trial already made before such discontinuance occurred.
Any delay in the sea trial caused by unfavourable weather conditions shall be deemed a permissible delay in the delivery of the DRILLSHIP and shall operate to postpone the DELIVERY DATE by the period of delay involved.
3.    How Conducted:
(f)    All expenses in connection with the sea trial are for the account of BUILDER, and BUILDER shall provide at its own expense the necessary crew to comply with the requirements of safe navigation. The sea trial shall be conducted in the manner prescribed in the SPECIFICATIONS and shall prove fulfillment of the performance requirements for the sea trial as set forth in the SPECIFICATIONS. The course of the sea trial shall be determined by BUILDER. BUILDER shall have the right to conduct preliminary trials and to repeat any trial whatsoever as it deems necessary.
(g)    Lubricating oils, fuel oils, hydraulic oils and greases or other consumable stores (excluding fresh water) necessary for sea trials shall be supplied by BUILDER, as specified by BUYER prior to conducting such sea trials, and BUYER shall pay BUILDER the documented cost of the lubricating oils, fuel oils, hydraulic oils and grease, inclusive of any quantities remaining in machinery or piping, as applicable, remaining at the time of DELIVERY.
4.    Method of Acceptance or Rejection:
(i)    If during sea trial any breakdowns occur entailing interruption or irregular performance which can be repaired on board, the trial shall be continued after repairs and be valid in all respects.
(j)    As soon as practicable after satisfactory completion of the sea trial, BUILDER shall give BUYER a report thereon and notice that the results of the sea trial indicate conformity of the DRILLSHIP to this CONTRACT and the SPECIFICATIONS. BUYER shall, within seven (7) days after receipt of such notice from BUILDER, notify BUILDER of its acceptance or rejection of the DRILLSHIP on the basis of its conformity with the requirements of this CONTRACT and the SPECIFICATIONS.
(k)    If the results of the sea trial indicate that the DRILLSHIP or any part or equipment thereof does not conform to the requirements of this CONTRACT and/or the SPECIFICATIONS, then BUILDER shall take the necessary steps to correct such non-conformity. Upon completion of the correction of such non-conformity, BUILDER shall give BUYER notice thereof. BUYER shall, within seven (7) days after receipt of such notice from BUILDER, notify BUILDER of its acceptance or rejection of the DRILLSHIP. However, BUYER shall not be entitled to reject the DRILLSHIP by reason of any minor or insubstantial defect or non-conformity, which can be judged from the viewpoint of standard building practice as applied to international offshore drillships and which does not effect the issuance of required certificates from the CLASSIFICATION SOCIETY and other regulatory bodies or the operability, function or performance of the DRILLSHIP, but in such case, the BUILDER shall not be released from its obligation to correct and/or remedy such minor or insubstantial non-conformity as far as practicable during the WARRANTY PERIOD.
(l)    If BUYER considers that the results of the sea trial indicate that the DRILLSHIP or any part or equipment thereof does not conform to this CONTRACT and/or the SPECIFICATIONS, BUYER shall indicate in detail in a notice of rejection in what respect the DRILLSHIP or any part or equipment thereof, does not in its opinion conform to this CONTRACT and/or the SPECIFICATIONS.
(m)    If BUYER fails to notify BUILDER in writing or email confirmed in writing of the acceptance or rejection of the DRILLSHIP together with the reason therefore within the period as provided in Article VI.4 (b) or (c), BUYER shall be deemed to have accepted the DRILLSHIP.
(n)    BUILDER may dispute the rejection of the DRILLSHIP by BUYER under this Article VI.4, in which case the matter shall be submitted for final decision by arbitration in accordance with Article XIII.
5.    Effect of Acceptance:
Acceptance of the DRILLSHIP as above provided shall be final and binding so far as the conformity of the DRILLSHIP to this CONTRACT and the SPECIFICATIONS is concerned, and shall preclude BUYER from refusing formal delivery of the DRILLSHIP as hereinafter provided, if BUILDER complies with all procedural requirements for DELIVERY of the DRILLSHIP as provided in Article VII.

ARTICLE VII
DELIVERY DATE AND DELIVERY
1.    Delivery:
Delivery of the DRILLSHIP shall occur upon completion of the sea trials in accordance with Article VI above, issuance of a classification certificate (or an interim classification certificate) by the CLASSIFICATION SOCIETY and acceptance of the DRILLSHIP by BUYER (“DELIVERY”).
2.    Time and Place:
(h)    The DRILLSHIP shall be DELIVERED safely afloat by BUILDER to BUYER at a berth in the SHIPYARD on or before 31st December 2015, except that, in the event of delays in the construction of the DRILLSHIP or any performance required under this CONTRACT due to causes which under the terms of this CONTRACT permit postponement of the date for DELIVERY, the aforementioned date for DELIVERY of the DRILLSHIP shall be postponed accordingly. The aforementioned date, or such later date to which the requirement of DELIVERY is postponed pursuant to such terms, is herein called the “DELIVERY DATE”.
(i)    With sixty (60) days prior written notice to BUYER, BUILDER shall be entitled to advance the DELIVERY DATE of the DRILLSHIP by up to sixty (60) days.
(j)    The date on which BUILDER shall have actually DELIVERED the DRILLSHIP to BUYER is herein called the “ACTUAL DELIVERY DATE”. In the event the BUYER defaults pursuant to Article XI.1(b), the date on which BUILDER shall have formally tendered the DRILLSHIP for DELIVERY under Article VII.7 shall be regarded as the ACTUAL DELIVERY DATE.
3.    When and How Effected:
Provided that BUYER shall have fulfilled all of its obligations under this CONTRACT (including, but not limited to, full payment of the CONTRACT PRICE and settlement of any indebtedness to BUILDER), DELIVERY of the DRILLSHIP shall be duly made hereunder by BUILDER, and such DELIVERY shall be evidenced by a Protocol of Delivery and Acceptance (attached hereto as Exhibit C) signed by the parties hereto, acknowledging DELIVERY of the DRILLSHIP by BUILDER and acceptance thereof by BUYER.
4.    Documents to be Delivered to BUYER:
Upon DELIVERY and acceptance of the DRILLSHIP, BUILDER shall deliver to BUYER the following documents which shall accompany the Protocol of Delivery and Acceptance:
(a)    Protocol of Trials of the DRILLSHIP made pursuant to the SPECIFICATIONS.
(b)    Protocol of Inventory of the equipment of the DRILLSHIP, including spare parts and the like, all as specified in the SPECIFICATIONS.
(c)    Protocol of Stores of Consumable Nature referred to under Article VI.3(b), including the original purchase price thereof.
(d)    Certificates including Builder’s Certificate required to be furnished upon delivery of the DRILLSHIP pursuant to this CONTRACT and the SPECIFICATIONS. It is agreed that if, through no fault on the part of BUILDER, the classification certificate and/or other certificates are not available at the time of DELIVERY of the DRILLSHIP, provisional certificates shall be accepted by BUYER, provided that BUILDER shall furnish to BUYER the final certificates as promptly as possible after such final certificates have been issued.
(e)    Declaration of Warranty of BUILDER that the DRILLSHIP is delivered to BUYER free and clear of any liens, charges, claims, mortgages, or other encumbrances and in particular, that the DRILLSHIP is absolutely free of all burdens in the nature of imposts, taxes or charges imposed by the Korean GOVERNMENTAL AUTHORITIES, as well as of all liabilities of BUILDER to its subcontractors, employees and crew, and of all liabilities arising from the operation of the DRILLSHIP in trial runs, or otherwise, prior to delivery except as otherwise provided under this CONTRACT.
(f)    Drawings and Plans pertaining to the DRILLSHIP as stipulated in the SPECIFICATIONS.
(g)    Commercial Invoice.
(h)    Bill of Sale.
(i)    All operating manuals in BUILDER’s possession to be delivered on the DRILLSHIP.
(j)    All other documents required to be provided on or before the DELIVERY by the SPECIFICATIONS.
5.    Title and Risk:
Title to and risk of the DRILLSHIP shall pass to BUYER only upon delivery and acceptance thereof having been completed as stated above. Until such delivery is consummated, title to and risk of the DRILLSHIP and her equipment shall remain with BUILDER; provided, however, that, in the event of a BUILDER DEFAULT, BUYER shall have the right to take early DELIVERY of the DRILLSHIP under construction subject to the condition that the parties shall first have reached prior mutual agreement on the terms and conditions for such early DELIVERY, at which time, title to and risk shall pass to BUYER.
6.    Removal of DRILLSHIP:
BUYER shall take possession of the DRILLSHIP immediately upon delivery and acceptance thereof and shall remove the DRILLSHIP from the premises of the SHIPYARD within five (5) days after delivery and acceptance thereof is affected. If BUYER shall not remove the DRILLSHIP from the premises of the SHIPYARD within the aforesaid five (5) days, then, in such event BUYER shall pay to BUILDER reasonable mooring and storage charges for the DRILLSHIP.
7.    Tender of DRILLSHIP:
If BUYER fails to take DELIVERY of the DRILLSHIP after completion thereof according to this CONTRACT and the SPECIFICATIONS, BUILDER shall have the right formally to tender the DRILLSHIP to BUYER for DELIVERY for the purposes of Article XI.1(b). Such tender shall be made by BUILDER by a notice to BUYER stating that the DRILLSHIP is tendered for delivery pursuant to Article VII.7 of the CONTRACT.
8.    DELIVERY during Dispute.
BUILDER shall not delay or withhold DELIVERY of the DRILLSHIP pending resolution of any dispute between BUYER and BUILDER provided that BUYER has provided BUILDER with a surety bond or bank guarantee in the amount of such dispute in accordance with Article II.4.(c).

ARTICLE VIII
DELAYS AND EXTENSION OF TIME FOR DELIVERY (FORCE MAJEURE)
1.    Causes of Delay:
If at any time before the DELIVERY of the DRILLSHIP, either the construction of the DRILLSHIP or any performance required hereunder is delayed due to Acts of God; acts of princes or rulers; requirements of government authorities; war or acts of war or preparations therefore; blockade, revolution, insurrections, mobilization of armed forces, civil war, civil commotion or riots; vandalism; sabotage; strikes, lockouts or other labour disturbances by such reasons not related to BUILDER or its AFFILIATES; plague or other epidemics; quarantines; flood, typhoons, hurricanes or cyclonic storms; earthquakes; tidal waves; landslides; fires, lightning strikes, or explosions; embargoes; prolonged failure, shortage or restriction of electric current, oil or gas supplies; and delays in deliveries of major parts (inclusive of the drilling equipment package and the subsea equipment package) or performance of major obligations by subcontractors or suppliers by such causes described herein; then and in any such case, the DELIVERY DATE shall be postponed for such period as the DELIVERY of the DRILLSHIP is delayed thereby.
2.    Definition of Permissible Delay:
Delay on account of such cause as specified in Articles V.4, VI.2, VIII.1, XI.1, XVII.1 and any other delays of a nature which under the terms of this CONTRACT permit postponement of the DELIVERY DATE shall be understood to be permissible delays, which shall not be subject to adjustment of the CONTRACT PRICE as provided in Article III.1.
3.    Notice of Delay:
(k)    Within ten (10) days after the commencement of any cause of delay on account of which BUILDER claims that it is entitled under this CONTRACT to a postponement of the DELIVERY DATE, BUILDER shall (if practically possible) notify BUYER of the dates, the cause of delay which has occurred and its expected duration.
(l)    Within ten (10) days after the ending of such cause of delay, if practically possible, BUILDER shall notify BUYER in writing of the date such cause of delay ended.
(m)    BUILDER shall also notify BUYER of the period by which the DELIVERY DATE is postponed by reason of such cause of delay with all reasonable dispatch after it has been determined. Failure by BUYER to object to BUILDER’s claim for postponement of the DELIVERY DATE within ten (10) days after receipt by BUYER of such notice of claim shall be deemed to be a waiver by BUYER of its right to object to such postponement of the DELIVERY DATE.
4.    Right to Terminate CONTRACT for Excessive Delay:
If the total accumulated time of all permissible delays on account of the causes specified in Article VIII.1 (but excluding delays caused by any error or omission on the part of BUYER and any other delays which under the terms of this CONTRACT permit postponement of the DELIVERY DATE) amounts to two hundred and ten (210) days or more, then, in such event, BUYER may terminate this CONTRACT in accordance with the provisions of Article X. If BUYER has not served notice of termination as provided in Article X, BUILDER may, at any time after the said accumulated time justifying termination by BUYER has occurred, notify BUYER of the expected future date for DELIVERY and demand in writing that BUYER shall make an election, in which case BUYER shall, within ten (10) days after such demand is delivered to BUYER, notify BUILDER of either its termination of this CONTRACT or its acceptance of the revised future date for DELIVERY specified by BUILDER. If the DRILLSHIP is not DELIVERED by such revised future date,

BUYER shall have the same right of termination upon the same terms and conditions as above provided as if the said revised future date for DELIVERY was the DELIVERY DATE as defined in Article VII. If BUYER fails to notify BUILDER of its termination of this CONTRACT as specified above within such ten (10) days period, BUYER shall be deemed to have consented to the DELIVERY of the DRILLSHIP at the revised future date for DELIVERY.
If any termination of the CONTRACT is based on any of the permissible delays on account of the causes specified in this Article VIII.1 of the CONTRACT, no interest shall be payable by BUILDER.

ARTICLE IX
WARRANTY OF QUALITY
1.    Guarantee:
BUILDER warrants that the material and workmanship employed in the construction of the DRILLSHIP shall be free from defects and shall comply with this CONTRACT. Subject to the provisions hereinafter set out, BUILDER undertakes to remedy or replace, free of charge to BUYER, any defects in the DRILLSHIP which are due to defective material and/or improper workmanship on the part of BUILDER and/or its subcontractors, provided that the defects shall appear or be discovered during a period of twelve (12) months after the ACTUAL DELIVERY DATE (the “WARRANTY PERIOD”) if notice thereof is duly given to BUILDER; provided however that the WARRANTY PERIOD shall be extended for a further period of nine (9) months in respect of any work done by BUILDER to remedy any defect under this Article IX. For the purpose of this Article IX, the DRILLSHIP includes her hull, machinery, equipment and gear, but excludes material, machinery and equipment which have been supplied by BUYER.
2.    Extent of BUILDER’s Responsibility:
(n)    BUILDER shall have no responsibility or liability whatsoever for any defects in the DRILLSHIP other than the defects so specified in Article IX.1, and BUILDER shall not be liable in any circumstances whatsoever for any consequential or special losses, damages or expenses including, but not limited to, loss of time, loss of profit or earnings or demurrage directly or indirectly occasioned to BUYER by reason of the defects specified in Article IX.1 nor owing to repairs or other works done to the DRILLSHIP to remedy such defects.
(o)    BUILDER shall not be responsible for any defects in any part of the DRILLSHIP which may subsequent to DELIVERY of the DRILLSHIP have been replaced or in any way repaired by any other contractors (except those approved by BUILDER), nor for any defect which has been caused or aggravated by omission or improper use and maintenance of the DRILLSHIP on the part of BUYER, its servants or agents or by ordinary wear and tear or by perils of the sea, rivers or navigations or by corrosion of the materials or by accidents or fire or by any other circumstances whatsoever beyond the control of BUILDER.
(p)    The undertakings contained in this Article shall replace and exclude any other liability, guarantee, warranty and/or condition imposed or implied by LAW, customary, statutory or otherwise, by reason of the construction and sale of the DRILLSHIP by BUILDER for and to BUYER.
3.    Remedy of Defects:
(a)    BUILDER shall remedy at its expense any defects, against which the DRILLSHIP is warranted under this Article by making all necessary repairs or replacements at the SHIPYARD.
(b)    However, if it is impractical to bring the DRILLSHIP to the SHIPYARD, BUYER shall cause the necessary repairs or replacements to be made at another place suitable for the purpose, provided that, in such event, BUILDER shall forward, procure or supply replacement parts or materials to the DRILLSHIP on cost, insurance and freight (“CIF”) terms unless such forwarding or supply thereof to the DRILLSHIP would impair or delay the operation or working schedule of the DRILLSHIP. In this case, BUYER shall be responsible for handling of the replacement parts or materials after BUILDER’s CIF delivery. Thereafter, BUYER shall first try to have the defects be remedied by the

DRILLSHIP’s crew as far as practically possible, in which case no compensation by BUILDER shall be made to BUYER for the works performed by the DRILLSHIP’s crew.
(3)    If BUYER proposes to cause the necessary repairs or replacements to be made to DRILLSHIP at any yard or works other than the SHIPYARD, BUYER shall before doing so, and in any event as soon as possible, give BUILDER notice of the time and place where such repairs will be made. If the DRILLSHIP is not thereby delayed, nor her operation or working schedule thereby materially impaired, BUILDER shall have the right to verify by its own or appointed representative(s) the nature and extent of the defects complained of. BUILDER shall, in such case, promptly advise BUYER after such examination has been completed, of its acceptance or rejection of defects as being covered by the undertakings hereby provided.
(4)    Upon BUILDER’s acceptance of defects as justifying remedy under this Article IX.3(b), or upon the final award of an arbitration so determining, BUILDER shall reimburse BUYER the documented expenses incurred by BUYER, at completion of the repair or at the time of final award of an arbitration, as the case may be, but such reimbursement shall not exceed the reasonably estimated cost of carrying out the warranty work at the SHIPYARD.
(c)    In any case, the DRILLSHIP shall be taken at BUYER’s risk and expense to the place chosen, ready in all respects for such repairs or replacements and BUILDER shall not be responsible for towage, dockage, wharfage, port charges, inspection and underwater survey costs for defects finding, and anything else incurred in BUYER’s getting and keeping the DRILLSHIP ready for such repairs and replacements.
(d)    BUILDER shall have the option to retrieve at its own cost any of the replaced equipment and parts where the defects are remedied in accordance with the provisions of this Article IX.
(e)    Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XIII.1(b).
4.    Notice of Defects:
BUYER shall notify BUILDER in writing of any defects for which a claim is made under this Article IX as promptly as possible after the discovery thereof. BUYER’s notice shall describe the nature and ascertainable extent of the defects and the place at which the DRILLSHIP can be made available for earliest inspection by or on behalf of the BUILDER. BUILDER shall in any event have no obligation in respect of any defects, unless notice of such defects is received by BUILDER not later than fifteen (15) days after expiry of the WARRANTY PERIOD.

ARTICLE X
REMEDIES OF BUYER
1.    Defaults of BUILDER:
The following shall constitute events of default of BUILDER under the CONTRACT (collectively, “BUILDER DEFAULTS”):
(q)    BUILDER voluntarily or involuntarily being made a part to any receivership, liquidation, or bankruptcy proceeding (which proceedings are not stayed within thirty (30) days of the service of such proceedings on BUILDER) or becoming insolvent or in the event BUILDER is unable to meet all or part of its financial or other obligations under this CONTRACT, unless as a result of BUYER’s failure to make payments of not less than United States Dollars Five Million (USD 5,000,000.00) as due under this CONTRACT;
(r)    BUILDER fails to punctually, duly and fully comply with any of its material obligations (other than those obligations referred to in Article X.1.(a), (c) and (d)) under this CONTRACT and such failure is not cured within thirty (30) days of notice from BUYER or if the default is not reasonably capable of being remedied within thirty (30) days, the failure by BUILDER to commence remedial action within the same thirty (30) day period and to diligently proceed with such action;
(s)    The occurrence of any of the deficiencies or delays set out in Article III that entitle BUYER to terminate this CONTRACT; or
(t)    Breach of BUILDER’s obligations under Article XXI.10.
2.    Remedies:
In the event of a BUILDER DEFAULT, BUYER may at its option elect to proceed on either one of the following options:
(f)    terminate this CONTRACT in the manner set out in Article III; or
(g)    without prejudice to BUYER’s right to recover liquidated damages for delays or deficiencies pursuant to Article III, BUYER may allow BUILDER to continue to complete the construction of the DRILLSHIP.
BUYER shall indicate its option within thirty (30) days from BUILDER’s request to exercise its option, failing which BUYER is deemed to have waived its right to terminate this CONTRACT.

In the event that BUYER elects to terminate the CONTRACT due to a BUILDER DEFAULT:
(a)    BUYER shall notify BUILDER in writing of its intention to do so and such termination shall be effective as of the date when such notice is received by BUILDER.
(b)    BUILDER shall refund (together with interest at the DEFAULT INTEREST RATE) to BUYER the full amount of all sums received by BUILDER on account of the DRILLSHIP excluding any PC SUM paid and shall at BUYER’s option and BUILDER’s costs make available the BUYER’S SUPPLIES at the SHIPYARD for return to BUYER, alternatively, at BUYER’s option and without obligation on BUYER, in respect of the BUYER’S SUPPLIES pay to BUYER the invoiced cost of same on production by BUYER of reasonable evidence of the costs of purchase of the BUYER’S SUPPLIES.

(c)    BUYER shall not in the event of its termination of this CONTRACT be entitled to any liquidated damages for any reason whatsoever.
(d)    Upon such refund by BUILDER to BUYER as aforementioned, all obligations, duties and liabilities of each of the parties to the other under this CONTRACT shall be forthwith completely discharged, and the uncompleted DRILLSHIP shall belong to BUILDER and BUYER shall have no further claim on BUILDER.
In the event BUYER elects to allow BUILDER to continue to complete the construction of the DRILLSHIP, BUILDER shall pay BUYER the liquidated damages due pursuant to Article III and BUILDER shall work with BUYER to produce an acceptable schedule for the completion of the remaining work on the DRILLSHIP and work diligently to complete the construction of the DRILLSHIP.
3.    Notice:
The payments made by BUYER prior to the DELIVERY of the DRILLSHIP shall be in the nature of advances to BUILDER. If BUYER shall exercise its right of termination of this CONTRACT under Article III.1 or Article VIII.4, then BUYER shall immediately notify BUILDER of its termination of this CONTRACT and such termination shall be effective as of the date when the notice is received by BUILDER.
4.    Refund by BUILDER:
Unless BUILDER duly contests any termination by BUYER pursuant to Article XIII, BUILDER shall promptly refund to BUYER the full amount of all sums paid by BUYER to BUILDER on account of the DRILLSHIP.
In such event, BUILDER shall pay BUYER interest at the DEFAULT INTEREST RATE on the amount required herein to be refunded to BUYER, computed from the respective date following the date of receipt by BUILDER of each PAYMENT MILESTONE, instalment or advance payment to the date of remittance of such refund to BUYER by BUILDER; provided, however, that if the said termination by BUYER is made under the provisions of Article III, then in such event BUILDER shall not be required to pay any interest.
As security for the due performance of its obligations under this Article X, BUILDER shall provide BUYER with a transferable Irrevocable Stand-by Letter of Credit issued by K-EXIM or BUILDER’S BANK, in form and substance as annexed hereto, as Exhibit A, which cover the full amount of all sums paid by BUYER to BUILDER on account of the DRILLSHIP less the non-refundable design fee and any interest payable thereon, if a termination will become effective pursuant to this Article.
5.    Discharge of Obligations:
Upon such refundment by BUILDER to BUYER, all obligations, duties and liabilities of each of the parties to the other under this CONTRACT shall be forthwith completely discharged.

ARTICLE XI
REMEDIES OF BUILDER
1.    Definition of Default:
BUYER shall be deemed to be in default under this CONTRACT in the following cases:
(e)    BUYER fails to pay either of the PAYMENT MILESTONES to BUILDER on their respective due dates pursuant to Article II.3 of this CONTRACT;
(f)    BUYER fails to take DELIVERY of the DRILLSHIP when the DRILLSHIP is duly tendered for DELIVERY by BUILDER under the provisions of Article VII;
(g)    BUYER fails to punctually, duly and fully comply with any of its material obligations (other than those obligations referred to in Article XI.1.(a), (b) and (d)) under this CONTRACT and such failure is not cured within thirty (30) days of notice from BUILDER or if the default is not reasonably capable of being remedied within thirty (30) days, the failure by BUYER to commence remedial action within the same thirty (30) day period and to diligently proceed with such action; or
(h)    BUYER voluntarily or involuntarily being made a part to any receivership, liquidation, or bankruptcy proceeding (which proceedings are not stayed within thirty (30) days of the service of such proceedings on BUYER) or becoming insolvent, unless as a result of BUILDER’s failure to make payments of not less than United States Dollars Five Million (USD 5,000,000) as due under this CONTRACT.
2.    Interest and Charges:
If BUYER shall be in default of payment of any PAYMENT MILESTONE as provided in Article XI.1(a), BUYER shall pay interest on such PAYMENT MILESTONE at the DEFAULT INTEREST RATE from the due date thereof to the date of payment of the full amount including interest to BUILDER. In case BUYER shall fail to take DELIVERY of the DRILLSHIP as provided in Article XI.1(b), BUYER shall be deemed to be in default of payment of PAYMENT MILESTONE 2 and shall pay interest thereon at the same rate as aforesaid from and including the day on which the DRILLSHIP is duly tendered for DELIVERY by BUILDER .
3.    Effect of Default:
(a)    If any default by BUYER occurs as defined in Article XI.1(a), (b), (c) or (d), the DELIVERY DATE shall be automatically postponed for the period of continuance of such default by BUYER and BUILDER shall not be obliged to pay any liquidated damages for the delay in delivery of the DRILLSHIP caused thereby. In such event, BUYER shall be responsible for all costs and expenses incurred by BUILDER by reason of such postponement.
(b)    If any default by BUYER as defined in Article XI.1 (a) or (b) continues for a period of seven (7) days, or if any default by BUYER as defined in Article XI.1(c) or (d) occurs, BUILDER may, at its option, terminate this CONTRACT by giving written notice to such effect to BUYER.
(c)    In the event of termination of this CONTRACT as a result of BUYER’s default under this CONTRACT, BUILDER shall be entitled to retain and apply any PAYMENT MILESTONE paid by BUYER to BUILDER on account of this CONTRACT to the recovery of BUILDER’s loss and damage plus any reasonably estimated profit which BUILDER would have been entitled to receive if the DRILLSHIP had been completed and

DELIVERED less the purchase price of any portion of the DRILLSHIP that has been utilized on BUILDER’s other projects, but excluding any consequential or special damages.
4.    Sale of DRILLSHIP:
(a)    If BUILDER terminates this CONTRACT as provided in this Article XI and elects to sell the DRILLSHIP in its completed or uncompleted state, BUILDER shall be entitled to retain and apply any PAYMENT MILESTONE paid by BUYER to BUILDER on account of this CONTRACT and to apply the same in accordance with Article XI.4. Further, BUILDER shall have the full right and power either to complete or not to complete the DRILLSHIP as it deems fit but in any event shall use its reasonable endeavours to sell the DRILLSHIP (either in its complete or incomplete form) at public or private sale on such terms and conditions as BUILDER may determine without being responsible for any loss or damage.
(b)    In the event of the sale of the DRILLSHIP in its completed state, the proceeds of sale received by BUILDER (the “COMPLETED SALE PROCEEDS”) shall be applied as follows: firstly to payment of all costs and expenses attending such sale and otherwise incurred by BUILDER as a result of BUYER’s default, and secondly to payment of all unpaid PAYMENT MILESTONES and interest on such PAYMENT MILESTONES at the DEFAULT INTEREST RATE from the respective due dates thereof to the date of application (collectively, the “COMPLETED OUTSTANDING AMOUNT”). In the event the COMPLETED OUTSTANDING AMOUNT exceeds the sum of the COMPLETED SALE PROCEEDS, BUYER shall remit the difference to BUILDER, provided that, in no event shall such difference exceed the CONTRACT PRICE. In the event the COMPLETED SALE PROCEEDS exceeds the COMPLETED OUTSTANDING AMOUNT, then BUILDER shall remit the difference to BUYER.
(c)    In the event of the sale of the DRILLSHIP in its uncompleted state, the proceeds of sale received by BUILDER (the “INCOMPLETE SALE PROCEEDS”) shall be applied as follows: firstly to payment of all costs and expenses attending such sale and otherwise incurred by BUILDER as a result of BUYER’s default, secondly to payment of all costs of construction of the DRILLSHIP to date of termination of the CONTRACT less the PAYMENT MILESTONE(S) retained by BUILDER pursuant to Article XI.4(a) above and, thirdly to BUILDER’s reasonably estimated profit to which it would have been entitled to receive if the DRILLSHIP had been completed and DELIVERED (collectively, the “INCOMPLETE OUTSTANDING AMOUNT”). In the event the INCOMPLETE OUTSTANDING AMOUNT exceeds the sum of the INCOMPLETE SALE PROCEEDS plus any previously paid PAYMENT MILESTONES, BUYER shall remit the difference to BUILDER, provided that, in no event shall such difference exceed the CONTRACT PRICE. In the event the INCOMPLETE SALE PROCEEDS plus any previously paid PAYMENT MILESTONES exceeds the INCOMPLETE OUTSTANDING AMOUNT, then BUILDER shall remit the different to BUYER.
(d)    If BUILDER sells to a third party or utilizes for its other projects any portion of the DRILLSHIP that BUILDER intends to elect to sell in accordance with Article XI.4.(b) or (c) in its completed or uncompleted state, such sale price (or the purchase price of such re-used portion) shall be deducted from the COMPLETED SALE PROCEEDS or the INCOMPLETE SALE PROCEEDS (as the case may be).
5.    Remedies Cumulative:
No remedy referred to in this Article XI is intended to be exclusive, but each shall be cumulative and is in addition to, and may be exercised concurrently with, any other remedy which is referred to in this Article XI, or which may otherwise be available to BUILDER including, without limitation, the right to terminate this CONTRACT.
No express or implied waiver by BUILDER of any default of BUYER shall in any way be, or be construed to be, a waiver of any other, further or subsequent default of BUYER.

ARTICLE XII
INSURANCE
1.    Extent of Insurance Coverage:
From the time of launch of the DRILLSHIP until the DRILLSHIP is completed, delivered to and accepted by BUYER, BUILDER shall, at its own cost and expense, keep the DRILLSHIP and all machinery, materials, equipment, appurtenances and outfit, delivered to the SHIPYARD for the DRILLSHIP, or built into or installed in or upon the DRILLSHIP, including BUYER’S SUPPLIES, insured with Korean insurance companies under insurance coverage corresponding to the Institute of London Underwriters Clauses for Builder’s Risks.
The amount of such insurance coverage shall, up to the ACTUAL DELIVERY DATE of the DRILLSHIP, be in an amount at least equal to, but not limited to, the aggregate of the payments made by BUYER to BUILDER plus the value of BUYER’S SUPPLIES in custody of the SHIPYARD, if any. The insurance referred to hereinabove shall be taken out in the name of BUILDER and all losses under the insurance shall be payable to BUILDER and BUYER as their interests may appear.
If BUYER so requests, BUILDER shall at BUYER’s cost procure insurance on the DRILLSHIP and all parts, materials, machinery and equipment intended therefore against other risks not provided in this Article XII.1 and shall make all arrangements to that end. The cost of such insurance shall be reimbursed to BUILDER by BUYER upon delivery of the DRILLSHIP.
The BUILDER shall obtain and maintain any additional insurance required by Korean law.
2.    Application of Recovered Amount:
(d)    Partial Loss
(1)    If the DRILLSHIP shall be damaged by any insured cause whatsoever prior to acceptance thereof by BUYER and in the further event that such damage shall not constitute an actual, constructive, arranged or compromised total loss of the DRILLSHIP, BUILDER shall apply the amount recovered under the insurance referred to in Article XII.1 to the repair of such damage to the CLASSIFICATION SOCIETY’s satisfaction and in accordance with the SPECIFICATIONS however subject to a reasonable postponement of the DELIVERY DATE and adjustment of other terms of this CONTRACT (including CONTRACT PRICE) as may be necessary and as agreed by the parties in writing, and BUYER shall accept the DRILLSHIP under this CONTRACT when completed in accordance with this CONTRACT and the SPECIFICATIONS.
(e)    Total Loss
(1)    If the DRILLSHIP is determined to be an actual, constructive, arranged or compromised total loss, BUILDER shall by agreement between the parties hereto, either:
(i)    proceed in accordance with the terms of this CONTRACT, in which case the amount recovered under said insurance shall be applied to the reconstruction and repair of the DRILLSHIP’s damage, provided the parties hereto shall have further agreed in writing as to such reasonable postponement of the DELIVERY DATE and adjustment of other terms of this CONTRACT (including the CONTRACT PRICE) as may be necessary for the completion of such reconstruction and repair; or

(ii)    refund immediately to BUYER the amount of all PAYMENT MILESTONES paid to BUILDER under this CONTRACT plus an amount equal to the value of any BUYER’S SUPPLIES which shall have become a total loss as aforesaid without any interest, whereupon this CONTRACT shall be deemed to be terminated and all rights, duties, liabilities and obligations of each of the parties towards the other shall terminate forthwith.
If the parties fail to reach all necessary agreements within two (2) months after the DRILLSHIP is determined to be an actual, constructive, arranged or compromised total loss, the provisions of Article XII.2(b)(ii) shall apply.
3.    Redelivery of BUYER’S SUPPLIES:
If the DRILLSHIP shall be determined to be an actual, constructive, arranged or compromised total loss and it shall not be agreed between the parties that the DRILLSHIP is to be reconstructed as aforesaid, BUILDER shall redeliver to BUYER at the SHIPYARD any BUYER’s SUPPLIES which shall not have become a total loss.
4.    Termination of BUILDER’s Obligation to Insure:
BUILDER’s obligations to insure the DRILLSHIP hereunder shall cease and terminate forthwith upon DELIVERY thereof to BUYER.

ARTICLE XIII
DISPUTES AND ARBITRATION
1.    Proceedings:
If any dispute, controversy or difference shall arise between the parties hereto out of or in relation to or in connection with this CONTRACT which cannot be settled by the parties themselves, it shall be resolved as follows:
(f)    Any dispute concerning the DRILLSHIP’s compliance or non-compliance with the rules and regulations of the CLASSIFICATION SOCIETY or another regulatory body shall be referred to the principal or other appointed surveyor of the CLASSIFICATION SOCIETY (acting as assessor not as arbitrator), as the case may be, the decision of whom shall be final and binding upon the parties hereto. If the CLASSIFICATION SOCIETY declines or fails to appoint a surveyor to act as above or if the surveyor fails to make a determination of disputes referred to him in a period of ten (10) days, unless the parties agree to extend such a period, the matter shall be referred for determination in accordance with Article XIII.1(b) or (c).
(g)    Any dispute relating solely to technical matters concerning the construction, material or quality of work under this CONTRACT or the SPECIFICATIONS, except as set out in Article XIII.1(a) as well as any other matters specifically mentioned in this CONTRACT in this regard shall be referred to the CLASSIFICATION SOCIETY or, as agreed to by the parties, a suitably qualified expert who (if the parties cannot agree on his identity) shall be appointed by the President for the time being of the Royal Institute of Naval Architects, London (the “TECHNICAL EXPERT”). The TECHNICAL EXPERT or CLASSIFICATION SOCIETY shall act as assessor and not an arbitrator and shall provide the parties with a written determination of the dispute within ten (10) days of referral of the dispute, unless the parties otherwise agree to extend such period. Such determination shall include findings as to any required extension of the DELIVERY DATE by reason of the dispute and may also include a finding as to payment of costs incurred in the proceedings. His determination thus made shall be final and binding on the parties.
(h)    All other disputes shall be referred to arbitration in London, England, and unless the parties shall agree within fifteen (15) days upon the appointment of a sole arbitrator, one arbitrator shall be appointed by BUILDER and the other by BUYER, and in case the arbitrators cannot agree, then to the decision of an umpire who shall be chosen and appointed by the two arbitrators.
Such arbitration shall be conducted in accordance with the Arbitration Act 1996 of United Kingdom or any re-enactment or statutory modification thereof for the time being in force and with the rules of The London Maritime Arbitrators’ Association for the time being in force.
The award of the arbitrators or the umpire shall be final and binding on the parties.
If the two arbitrators fail to choose and appoint a third arbitrator, either of the said two arbitrators may apply to the President for the time being of The London Maritime Arbitrators’ Association to choose and appoint a third arbitrator.

2.    Alteration of Delivery of the DRILLSHIP:
In the event of reference to the CLASSIFICATION SOCIETY or other regulatory bodies or to arbitration of any dispute or disputes arising or occurring prior to delivery of the DRILLSHIP, the award by the party deciding the said dispute or disputes shall include a declaration as to any postponement of the DELIVERY DATE which the party deciding the dispute or disputes may in his/their absolute discretion deem appropriate.
3.    Entry in Court:
Judgement on an award by arbitrators may be entered in any court of competent jurisdiction for enforcement thereof.

ARTICLE XIV
RIGHT OF ASSIGNMENT
1.    Assignment and Transfer:
Neither party shall assign or transfer all or any part of its rights or obligations under this CONTRACT to any third party without the prior written consent thereto of the other party save that nothing herein shall prevent BUYER from assigning the benefit of this CONTRACT by way of security for any loan provided to BUYER by any one or more banks or other financial institutions to finance its purchase of the DRILLSHIP hereunder and provided further that BUYER may assign its rights under this CONTRACT or the right to take title to the DRILLSHIP upon DELIVERY to an AFFILIATE upon written notice to BUILDER. No such assignment shall be binding upon BUILDER unless notice hereof is given to BUILDER.
2.    Associated Costs:
In the event of any such assignment by either party, all costs including legal and other costs incurred in relation thereto shall be borne and paid for by the assignor, and the assignor shall remain liable under this CONTRACT to the other party to the same extent as it was prior to the making of the assignment and shall cause the assignee to observe and respect the terms thereof.
3.    Security Assignments:
In connection with any security assignment of this CONTRACT provided to the BUYER’s banks, the BUILDER shall execute and deliver any reasonable acknowledgement of such security provided to it by the BUYER.
4.    Binding Nature:
This CONTRACT shall be binding upon the respective successors of the parties and effective for the benefit their respective assigns.

ARTICLE XV
TAXES AND DUTIES
1.    Taxes and Duties in Korea:
BUILDER shall bear and pay all taxes and duties levied or imposed in Korea in connection with the execution and/or performance of this CONTRACT, except any taxes and duties imposed in Korea upon BUYER’S SUPPLIES or upon the activities or personal incomes of BUYER’s employees and agents (including the REPRESENTATIVES and representatives of the manufacturers of BUYER’S SUPPLIES).
2.    Taxes and Duties outside Korea:
BUYER shall bear and pay all taxes and duties levied or imposed upon BUYER outside Korea in connection with execution and/or performance of this CONTRACT except for any taxes and duties imposed upon those items or services to be procured by BUILDER for construction of the DRILLSHIP.

ARTICLE XVI
PATENTS, TRADEMARKS, COPYRIGHTS, ETC.
1.    Patents, Trademarks and Copyrights:
(a)    BUILDER shall defend and indemnify BUYER against all damages, losses, liabilities, costs and expenses (including all legal costs and expenses but excluding BUYER’s internal costs and expenses) reasonably incurred by BUYER as a result of all actual or alleged claims for infringement of patent rights, copyrights, service marks or trademarks in connection with the construction of the DRILLSHIP by BUILDER at the SHIPYARD, but no such warranty, liability or indemnity shall extend to the BUYER’S SUPPLIES or BUYER’s operation or use of the DRILLSHIP, its equipment, apparatus or systems.
(b)    Nothing contained herein shall be construed as transferring such patent, trademark, service mark or copyright covered by this CONTRACT, and all such rights are hereby expressly reserved to the true and lawful owners thereof.
(c)    BUYER shall defend and indemnify BUILDER and its subcontractors against all damages, losses, liabilities, costs and expenses (including all legal costs and expenses) reasonably incurred by BUILDER as a result of all actual or alleged claims for infringement of patent rights brought by a third party in connection with BUYER’S SUPPLIES or BUYER’s operation or use of the DRILLSHIP, its equipment, apparatus or systems. In order to obtain such defence and indemnity, BUILDER shall immediately notify BUYER in writing of any claims received, and BUILDER shall allow BUYER to take over the defence of the claim. BUILDER shall provide BUYER with reasonable assistance required by BUYER to defend the claim.
2.    General Plans, Specifications and Working Drawings:
BUILDER retains all rights with respect to basic design, detailed design, plans, working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the DRILLSHIP, and BUYER undertakes therefore not to disclose the same or divulge any information contained therein directly or indirectly to any third parties, without the prior written consent of BUILDER, except where it is necessary for the usual operation, repair and maintenance or upgrades of the DRILLSHIP. In the event that BUYER breaches its obligations and undertakings under Clause 2 of this Article, BUILDER is entitled to make a claim and/or bring suit against BUYER in respect of any loss and damage whatsoever suffered by BUILDER as result of any such breach by BUYER.
All intellectual property owned by BUYER prior to entering into this CONTRACT and all intellectual property developed solely by BUYER during the term of this CONTRACT shall belong to BUYER.  If the parties jointly develop any intellectual property associated with this CONTRACT, the parties agree to negotiate in good faith and to execute a development agreement to identify and allocate ownership rights in the jointly developed intellectual property.

ARTICLE XVII
BUYER’S SUPPLIES
1.    Responsibility of BUYER:
(a)    BUYER shall, at its own risk, cost and expense, supply and deliver to BUILDER all of the items to be furnished by BUYER as set out in the SPECIFICATIONS (“BUYER’S SUPPLIES”) at warehouse or other storage of the SHIPYARD in good condition ready for installation or use in or on the DRILLSHIP, in accordance with the time schedule designated by BUILDER to meet the building schedule of the DRILLSHIP.
(b)    In order to facilitate installation or use by BUILDER of BUYER’S SUPPLIES in or on the DRILLSHIP, BUYER shall furnish BUILDER with necessary SPECIFICATIONS, plans, drawings, instruction books, manuals, test reports and certificates required by BUILDER. BUYER, if so requested by BUILDER, shall, without any charge to BUILDER, cause representatives of the manufacturers of BUYER’S SUPPLIES to assist BUILDER in installation thereof in or on the DRILLSHIP and/or to carry out installation thereof by themselves or to make necessary adjustments, tests and inspection thereof at the SHIPYARD.
(c)    Any and all of BUYER’S SUPPLIES shall be subject to BUILDER’s reasonable right of rejection if they are found to be unsuitable or in improper condition for installation or use. However, if so requested by BUYER, BUILDER may repair or adjust BUYER’S SUPPLIES without prejudice to BUILDER’s other rights hereunder and without being responsible for any consequences arising therefrom. In such case, according to Articles V.4 and V.5, BUYER shall compensate BUILDER for all costs and expenses incurred by BUILDER in such repair or adjustment and the DELIVERY DATE shall be postponed for any period of delay in the construction of the DRILLSHIP caused by the making of such repair or adjustment.
(d)    Should BUYER fail to deliver any of BUYER’S SUPPLIES within the time designated by BUILDER, the DELIVERY DATE shall be extended for the period of such delay in delivery of BUYER’S SUPPLIES if such delay in delivery shall affect the DRILLSHIP’s construction or the DELIVERY DATE of the DRILLSHIP. In such event, BUYER shall be responsible for all losses and damages incurred by BUILDER by the reason of such delay in delivery of BUYER’S SUPPLIES and such payment shall be made upon delivery of the DRILLSHIP.
(e)    If delay in delivery of any of the BUYER’S SUPPLIES exceeds fifteen (15) days, then the BUILDER shall be entitled to proceed with construction of the DRILLSHIP without installation thereof in or on the DRILLSHIP, without prejudice to the BUILDER’s other rights as hereinabove provided, and the BUYER shall accept and take delivery of the DRILLSHIP as so constructed.
2.    Responsibility of BUILDER:
BUILDER shall be responsible for the storing and handling with reasonable care of BUYER’S SUPPLIES after delivery thereof to the SHIPYARD, and shall, at its own cost and expense, install them in or on the DRILLSHIP, unless otherwise provided herein or agreed by the parties hereto, provided, always, that BUILDER shall not be responsible for quality, efficiency and/or performance of any of BUYER’S SUPPLIES and for the loss of or damage to BUYER’S SUPPLIES caused without BUILDER’s wilful misconduct or gross negligence.
3.    Return of BUYER’S SUPPLIES

Where under any provision of this CONTRACT BUILDER shall be required either to refund the value of or to return BUYER’s SUPPLIES to BUYER, then BUILDER shall lawfully discharge any such obligation by returning the BUYER’S SUPPLIES in question FOB Okpo or, in BUILDER’s option by paying to BUYER the invoiced cost to BUYER of such supplies CIF Okpo.
ER shall, at its own risk, cost and expense, supply and deliver to BUILDER all of the items to be furnished by BUYER as set out in the SPECIFICATIONS (“BUYER’S SUPPLIES”) at warehouse or other storage of the SHIPYARD in good condition ready for installation or use in or on the DRILLSHIP, in accordance with the time schedule designated by BUILDER to meet the building schedule of the DRILLSHIP.
(b)    In order to facilitate installation or use by BUILDER of BUYER’S SUPPLIES in or on the DRILLSHIP, BUYER shall furnish BUILDER with necessary SPECIFICATIONS, plans, drawings, instruction books, manuals, test reports and certificates required by BUILDER. BUYER, if so requested by BUILDER, shall, without any charge to BUILDER, cause representatives of the manufacturers of BUYER’S SUPPLIES to assist BUILDER in installation thereof in or on the DRILLSHIP and/or to carry out installation thereof by themselves or to make necessary adjustments, tests and inspection thereof at the SHIPYARD.
(c)    Any and all of BUYER’S SUPPLIES shall be subject to BUILDER’s reasonable right of rejection if they are found to be unsuitable or in improper condition for installation or use. However, if so requested by BUYER, BUILDER may repair or adjust BUYER’S SUPPLIES without prejudice to BUILDER’s other rights hereunder and without being responsible for any consequences arising therefrom. In such case, according to Articles V.4 and V.5, BUYER shall compensate BUILDER for all costs and expenses incurred by BUILDER in such repair or adjustment and the DELIVERY DATE shall be postponed for any period of delay in the construction of the DRILLSHIP caused by the making of such repair or adjustment.
(d)    Should BUYER fail to deliver any of BUYER’S SUPPLIES within the time designated by BUILDER, the DELIVERY DATE shall be extended for the period of such delay in delivery of BUYER’S SUPPLIES if such delay in delivery shall affect the DRILLSHIP’s construction or the DELIVERY DATE of the DRILLSHIP. In such event, BUYER shall be responsible for all losses and damages incurred by BUILDER by the reason of such delay in delivery of BUYER’S SUPPLIES and such payment shall be made upon delivery of the DRILLSHIP.
(e)    If delay in delivery of any of the BUYER’S SUPPLIES exceeds fifteen (15) days, then the BUILDER shall be entitled to proceed with construction of the DRILLSHIP without installation thereof in or on the DRILLSHIP, without prejudice to the BUILDER’s other rights as hereinabove provided, and the BUYER shall accept and take delivery of the DRILLSHIP as so constructed.
2.    Responsibility of BUILDER:
BUILDER shall be responsible for the storing and handling with reasonable care of BUYER’S SUPPLIES after delivery thereof to the SHIPYARD, and shall, at its own cost and expense, install them in or on the DRILLSHIP, unless otherwise provided herein or agreed by the parties hereto, provided, always, that BUILDER shall not be responsible for quality, efficiency and/or performance of any of BUYER’S SUPPLIES and for the loss of or damage to BUYER’S SUPPLIES caused without BUILDER’s wilful misconduct or gross negligence.
3.    Return of BUYER’S SUPPLIES

Where under any provision of this CONTRACT BUILDER shall be required either to refund the value of or to return BUYER’s SUPPLIES to BUYER, then BUILDER shall lawfully discharge any such obligation by returning the BUYER’S SUPPLIES in question FOB Okpo or, in BUILDER’s option by paying to BUYER the invoiced cost to BUYER of such supplies CIF Okpo.

ARTICLE XVIII
REPRESENTATIVES
1.    BUYER’s REPRESENTATIVE:
BUYER’s REPRESENTATIVE and address designated for the purpose of notices and other communications under this CONTRACT shall be as follows:
ALPHA ARCHER COMPANY
c/o Atwood Oceanics Management, Inc.
15835 Park Ten Place Drive
Houston, Texas
United States of America

Telephone No.:     +1 281-749-7944
Fax No.:        +1 281-578-3253
Email:        gwagner@atwd.com
Attention:    Geoffrey Wagner
unless and until BUYER notifies BUILDER otherwise in writing.
2.    BUILDER’s Representative
BUILDER’s representative and address designated for the purpose of notices and other communications under this CONTRACT shall be as follows:
DAEWOO SHIPBUILDING & MARINE ENGINEERING CO., LTD.
1, Aju-dong, Geoje-si,
Gyeong nam, 656-714
Korea
Attention     : Mr. H.S. Yang
Telephone    : 82 55 735 6004
Telefax        : 82 55 681 7428
Email        : hsyang@dsme.co.kr

unless and until BUILDER notifies BUYER otherwise in writing.

ARTICLE XIX
NOTICE AND LANGUAGE
1.    Notice:
Except as may be more specifically set out in any particular provision of this CONTRACT, any and all notices, requests, demands, instructions, advices and communications in connection with this CONTRACT shall be in writing and shall be conveyed by registered airmail, by express courier service, personally, or by telefax or email and shall be deemed to be given at, and become effective from, the time when the same is delivered to (or in the case of a telefax or email received at) the address of the party to be served.
2.    Language:
Any and all notices and communications in connection with this CONTRACT shall be written in the English language.
3.    Writing
A telefax or email message shall be deemed to be a notice “in writing” for purposes of this CONTRACT.

ARTICLE XX
EFFECTIVE DATE OF CONTRACT
This CONTRACT shall become effective from the date of its execution by both BUYER and BUILDER (the “EFFECTIVE DATE”). However, if BUILDER fails to provide BUYER with the Irrevocable Stand-by Letter of Credit referred to in Article X.4 within thirty (30) days after the date of execution of the CONTRACT, then the CONTRACT shall automatically become null and void, unless otherwise mutually agreed in writing between the parties hereto, and the parties shall be immediately and completely discharged from all of their obligations to the other party under this CONTRACT as though this CONTRACT had never been entered into at all.

ARTICLE XXI
INTERPRETATION AND OTHER MATTERS
1.    Laws Applicable:
The parties hereto agree that the validity and interpretation of this CONTRACT and of each Article and part thereof shall be governed by the laws of England.
2.    Discrepancies:
In the event of any conflict between this CONTRACT and the SPECIFICATIONS, the provisions of this CONTRACT shall prevail. In the event of any conflict between the SPECIFICATIONS and design, the provisions of the SPECIFICATIONS shall prevail.
3.    Entire Agreement:
This CONTRACT contains the entire agreement and understanding between the parties hereto and supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this CONTRACT.
4.    Amendment:
No provision of this CONTRACT may be amended, modified, waived or terminated except by an instrument in writing executed by each of the parties hereto.
5.    Headings:
The descriptive headings of Articles and Clauses herein are for convenience of reference only and are not to be used in construing or interpreting this CONTRACT.
6.    Severability:
Any provision of this CONTRACT which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable laws, both parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
7.    Order of precedence of CONTRACT Documents:
In case of inconsistency between contract documents, the CONTRACT shall take precedence over the SPECIFICATIONS and the Drawings and the SPECIFICATIONS shall take precedence over the Drawings.
8.    Confidentiality:
Each party agrees that it shall hold in strict confidence and shall not disclose to any PERSON or use any CONFIDENTIAL INFORMATION (as defined below) from and after the EFFECTIVE DATE through the period ending two (2) years after the DELIVERY DATE. Notwithstanding the foregoing, a party may, provided that each such PERSON shall be informed of the confidential nature of such information, disclose CONFIDENTIAL INFORMATION to the officers, directors, employees, representatives, investors, lenders, counsel and other professionals (including potential lenders and investors and their employees, counsel and other professionals) of a party and its AFFILIATES who need to know such information for purposes of (a) executing this CONTRACT and (b) the usual operation, repair and maintenance or upgrades of the DRILLSHIP. In the event that a party is requested by subpoena, civil investigative demand, or any similar process to disclose any such CONFIDENTIAL INFORMATION, such party will provide the other party with prompt notice of such request, demand or interrogatories so that the other party may seek an appropriate protective order. In the event that a protective order or injunction prohibiting disclosure is not obtained, then such party may furnish only so much of the CONFIDENTIAL INFORMATION as, in the reasonable written opinion of its legal counsel (copy being simultaneously provided to the other party), is required and shall preserve the confidentiality of the remainder in accordance with this Article XXI.8. Should a party, its AFFILIATES or their agents or representatives disclose or use any CONFIDENTIAL INFORMATION for the direct or indirect benefit or use of themselves or any other PERSON, or otherwise breach this Article XXI.8, any benefits obtained by such party or any such other PERSON shall be held in trust for the sole benefit of the other party. The parties agree that because an award of money damages (whether pursuant to the foregoing sentence or otherwise) would be inadequate for any breach of this Article XXI.8, any such breach would cause the each party irreparable harm and therefore the non-breaching party shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.
As used herein, “CONFIDENTIAL INFORMATION” shall mean this CONTRACT and all information (written or digital) relating to BUILDER, BUYER or the negotiation or substance of this CONTRACT and any other ancillary agreements, whether or not marked with any legends or other markings indicating the information to be proprietary or confidential. CONFIDENTIAL INFORMATION shall not include information to the extent, but only to the extent, disclosure thereof (or the terms and conditions thereof) is required by LAW, information which the disclosing party can demonstrate is or becomes generally available to the public other than as a result of disclosure by such party or its AFFILIATES and information necessary for a party to enforce its rights under this CONTRACT or defend against indemnification claims under this CONTRACT. The parties’ obligations under this Article XXI.8 shall survive the termination of this CONTRACT.
9.    Public Announcements:
No press or other public announcement, or public statement or comment in response to any inquiry, relating to the transactions contemplated by this CONTRACT shall be issued or made by either party without consultation with the other party; provided, that a press release or other public announcement, regulatory filing, statement or comment made without such consultation shall not be in violation of this Article XXI.9 if it is made (i) in order to comply with such LAW or stock exchange policies or (ii) to PERSONS holding consent or approval rights that may be applicable to the transactions contemplated by this CONTRACT. Furthermore, in all instances, prompt notice from one party to the other shall be given with respect to any such release, announcement, statement or comment.
10.    Foreign Corrupt Practices Act:
BUILDER represents warrants and agrees that it will comply with all applicable anti-bribery laws in any country in which any aspect of this CONTRACT will take place, including the U.S. Foreign Corrupt Practices Act (“FCPA”).
BUILDER represents, warrants and agrees that, in connection with the performance of its obligations hereunder, it shall not make any direct or indirect payments, in money or any other item of value (including gifts) or make any offers or promises to pay any money or any other item of value (including gifts) to:
(a)    any government or public official;
(b)    any political party;
(c)    any candidate for political office; or

(d)    any other person or entity, with the knowledge that such payment, offer or promise to pay will be made to any government official for the purpose of influencing such government official to obtain or retain business or to make any decisions favorable to BUYER, BUILDER, or both.
BUILDER further represents that no government official is a principal, owner, officer, employee or agent of any entity in which BUILDER has an interest, and no government official has any material financial interest in the business of BUILDER.
BUILDER affirms that BUYER shall have the right to audit BUILDER’s books and records, as warranted, to ensure compliance with this CONTRACT. These audit rights do not extend beyond the records relating to BUILDER’S performance of this CONTRACT.
In the event of any breach by BUILDER of any of its representations, warranties or covenants contained in this provision, BUYER may, in its sole discretion in addition to any other remedy provided herein or otherwise provided by LAW, immediately terminate this CONTRACT without notice or indemnity and in such event, BUILDER shall forfeit all rights to all fees and commissions which shall accrue and/or have been earned but which have not been paid as of the date of such termination.
11.     COUNTERPARTS:
This CONTRACT may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this CONTRACT in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this CONTRACT, although the original signature pages shall thereafter be appended to this CONTRACT.

IN WITNESS WHEREOF, the parties hereto have caused this CONTRACT to be signed by their duly authorized signatories the day and year first above written.

For and on behalf of:                 For and on behalf of:
ALPHA ARCHER                DAEWOO SHIPBUILDING &

COMPANY                    MARINE ENGINEERING CO., LTD.

By: /s/ Hiew Yoke Lan             By: /s/ Jaeho Ko
Name: Hiew Yoke Lan             Name: Jaeho Ko
Title: Director                 Title: President & CEO

CONTRACT

BY THIS CONTRACT made the 24th day of June 2013 by and between ALPHA ARCHER COMPANY, a corporation organized and existing under the laws of the Caymans Islands and having its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“BUYER”), and DAEWOO SHIPBUILDING & MARINE ENGINEERING CO., LTD., a corporation organized and existing under the laws of the Republic of Korea, having its principal office at 85, Da-dong, Jung-gu, Seoul, Korea (“BUILDER”).

IT IS AGREED AND DECLARED as follows:

BUILDER agrees on a TURNKEY basis to design, construct, build, equip, launch, test, complete, commission and load all BUYER’s equipment located at the SHIPYARD on the DELIVERY DATE one (1) DRILLSHIP more fully described in the SPECIFICATIONS (the “DRILLSHIP”) at BUILDER’s shipyard located at Okpo, Geoje Island, Korea (the “SHIPYARD”), and to sell and deliver the same to BUYER, and BUYER hereby agrees to purchase and take delivery of the DRILLSHIP from BUILDER, on the terms and conditions herein set out. Upon DELIVERY, the DRILLSHIP shall be capable of performing its designed functions as stated in the SPECIFICATIONS.

ARTICLE I
DESCRIPTION AND CLASS
1.    Definitions:
(a)    “AFFILIATE” of a specified PERSON means any other PERSON that directly or indirectly, through one or more intermediaries, CONTROLS, is CONTROLLED by or is under common CONTROL with the specified PERSON. For the purposes of this definition, “CONTROL,” when used with respect to any specified PERSON, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such PERSON, whether through the ownership of voting securities, by contract, or otherwise, and the terms “CONTROLLING” and “CONTROLLED” have correlative meanings; provided that, “CONTROL” shall be deemed to exist by virtue of the direct or indirect ownership of fifty percent (50%) or more of the equity securities of such specified PERSON.
(b)    “BANKING DAY” means a day on which commercial banks are open for domestic and foreign exchange business in New York and Houston.
(c)    “BUYER’S SUPPLIES” means the equipment or materials furnished and delivered to the SHIPYARD by BUYER at its costs for BUILDER to incorporate into the DRILLSHIP.
(d)    “CONTRACT” means the agreement of the parties set out in the Articles herein and the Annexes attached thereto.
(e)    “DEFAULT INTEREST RATE” means Three Months’ LIBOR + 5% per annum.
(f)    “GOVERNMENTAL AUTHORITY” means (a) any domestic or foreign national, state, local, municipal, provisional other government, (b) any instrumentality, subdivision, department, ministry, board, court, governmental tribunal, regulatory or administrative agency, commission or other Governmental Authority, or instrumentality or political subdivision thereof or (c) any quasi-governmental or private authority or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, taxing or other governmental functions or power.
(g)    “INTEREST RATE” means Three Months’ LIBOR + 3% per annum.
(h)    “LAWS” means any and all applicable laws, statutes, rules, regulations, codes, ordinances, orders, decrees, requirements, judgments, permits, writs and injunctions of any GOVERNMENTAL AUTHORITY to which a specified PERSON or its assets is subject, in each case as amended and in effect from time to time.
(i)    “MODIFICATION” means any change in the original CONTRACT intention as deduced from this CONTRACT as a whole and shall include but is not restricted to:
(1)    a change or substitution in the character, quality or nature of equipment to be used in any part of the SPECIFICATIONS;
(2)    a change in the levels, lines, positions and dimensions of any part of the SPECIFICATIONS; or

(3)    the omission, demolition of, or removal of any part of the WORKS no longer desired by BUYER or BUILDER.
(j)    “OPTION AGREEMENT” means that certain Amended and Restated Option Agreement dated as of even date herewith between Atwood Offshore Worldwide Limited, the BUYER’s sole shareholder, and BUILDER.
(k)    “THIRD CONSTRUCTION CONTRACT” means that certain Contract for the Construction and Sale of Drillship dated September 27, 2012 between Alpha Admiral Company, as BUYER, and BUILDER.
(l)    “PC SUM” has the meaning set forth on Exhibit D attached hereto.
(m)    “PERSON” means any individual, corporation, association, partnership, joint venture, limited liability company, unincorporated organization, trust, estate, GOVERNMENTAL AUTHORITY or any other entity not a party to this CONTRACT.
(n)    “SPECIFICATIONS” means the H3614-FS-R0 dated 28 January 2011 and any additions or amendments thereto pursuant to the ORIGINAL CONSTRUCTION CONTRACT and as hereafter agreed between the parties, as modified by Exhibit E attached hereto.
(o)    “TURNKEY” means project management, supervision, skilled and unskilled labor, design, engineering, drawings, work procedures, materials, machinery, tools, working area, equipment, plant, consumables, facilities, classification and regulatory fees, design fees, licenses, permits, transportation, loading and offloading, in-yard movements, scheduling, procurement (not including BUYER’S SUPPLIES), fabrication, assembly, integration, quality control, inspection, mechanical completion, commissioning, tests and trials, and other obligations as are expressly stated as the responsibility of BUYER “or reasonably inferred” to complete the construction and DELIVERY of the DRILLSHIP except for items and obligations expressly stated as BUYER’s responsibilities in this CONTRACT.
(p)    “UNIT 3” means the drillship being constructed pursuant to the terms of the THIRD CONSTRUCTION CONTRACT.
(q)    “WORKS” means all work necessary to fabricate, construct, launch, equip, complete and test the DRILLSHIP, in accordance with this CONTRACT and the SPECIFICATIONS, and to deliver the DRILLSHIP to BUYER free and clear of all liens, security, interests, claims and encumbrances afloat alongside the SHIPYARD.
2.    Certain Interpretive Provisions:
In this Agreement, unless the context otherwise requires:
(a)    the singular number includes the plural number and vice versa;
(b)    reference to any PERSON includes such PERSON’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this CONTRACT, and reference to a PERSON in a particular capacity excludes such PERSON in any other capacity;
(c)    reference to any gender includes each other gender;

(d)    reference to any agreement (including this CONTRACT), document or instrument means such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;
(e)    reference to any Article, Section, Schedule or Exhibit means such Article, Section, Schedule or Exhibit of or to this CONTRACT, and references in any Article, Section, Schedule, Exhibit or definition to any clause means such clause of such Article, Section, Schedule, Exhibit or definition;
(f)        the words “this CONTRACT,” “herein,” “hereby,” “hereunder,” “hereof,” “hereto” and words of similar import are references to this CONTRACT as a whole and not to any particular Article or other provision hereof or thereof, unless expressly so limited;
(g)    the word “including” and its derivatives means “including, but not limited to,” and corresponding derivative expressions;
(h)    relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including;”
(i)         whenever the parties have agreed that any approval or consent shall not be unreasonably withheld, such phrase includes the parties’ agreement that the approval or consent shall not be unreasonably delayed or conditioned;
(j)         no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this CONTRACT and not as an aid in its construction;
(k)    no consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this CONTRACT; every covenant, term and provision of this CONTRACT shall be construed simply according to its fair meaning and not strictly for or against any party (notwithstanding any rule of LAW requiring an agreement to be strictly construed against the drafting party), it being understood that the parties to this CONTRACT are sophisticated and have had adequate opportunity and means to retain counsel to represent their interests and to otherwise negotiate the provisions of this CONTRACT;
(l)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(m)    a defined term has its defined meaning throughout this CONTRACT, and each Exhibit and Schedule to this CONTRACT, regardless of whether it appears before or after the place where it is defined;
(n)    all references to prices, values or monetary amounts refer to United States Dollars, unless expressly provided otherwise;
(o)    each Exhibit and Schedule to this CONTRACT is a part of this CONTRACT, but if there is any conflict or inconsistency between the main body of this CONTRACT and any Exhibit or Schedule, the provisions of the main body of this CONTRACT shall prevail; and
(p)    the word “or” may not be mutually exclusive, and can be construed to mean “and” where the context requires there to be a multiple rather than an alternative obligation.

3.    Description:
The DRILLSHIP shall have BUILDER’s Hull No.3622 and shall be designed, constructed, equipped and completed in accordance with the provisions of this CONTRACT, and the SPECIFICATIONS signed by the parties hereto for identification and made an integral part hereof. The parties agree that the SPECIFICATIONS, including all suppliers, for major equipment under this CONTRACT shall be same as those of UNIT 3 as of the EFFECTIVE DATE, and the plans and drawings of the UNIT 3 completed until the EFFECTIVE DATE shall be used also for the DRILLSHIP. For the sake of clarity, any equipment selection made at any time with respect to either of UNIT 3 or the DRILLSHIP shall be deemed to be made concurrently for the DRILLSHIP or UNIT 3, as applicable.
4.    Dimensions and Characteristics:
Details of the DRILLSHIP’s dimension and characteristics including capabilities, length, breadth, depth, draft, machinery, speed and variable load capacity and all other particulars are as shown in the SPECIFICATIONS.
5.    Classification:
The DRILLSHIP, including her machinery, equipment and outfit, shall be constructed in accordance with the edition and amendments thereto in force at the date of this CONTRACT of the rules and regulations of and under special survey of Det Norske Veritas (the “CLASSIFICATION SOCIETY”), and shall be distinguished in the CLASSIFICATION SOCIETY’s register by the symbols DYNPOS-AUTRO, CRANE, HLDK-SH, DRILL, BIS or EO. Decisions of the CLASSIFICATION SOCIETY as to compliance or non-compliance of the DRILLSHIP with the said rules and regulations of the CLASSIFICATION SOCIETY shall be final and binding upon the parties.
6.    Rules and Regulations:
The DRILLSHIP shall comply with the applicable rules, regulations and requirements of the other regulatory bodies referred to in the SPECIFICATIONS as in effect at the date of this CONTRACT.
7.    Subcontracting of Construction Work:
BUILDER may cause part or the majority of the work on the DRILLSHIP to be performed by one or more subcontractors; provided, however, that BUILDER shall obtain BUYER’s consent in respect of any of the work on the DRILLSHIP to be performed by a subcontractor outside of Korea. Where such part of the work is subcontracted, BUILDER shall nevertheless always remain responsible for the performance of the same work under the CONTRACT. BUYER’s rights hereunder shall not be in any way reduced in respect of such subcontracted work.
8.    Registration:
The DRILLSHIP shall be registered by the BUYER at its own cost and expense under the LAWS of the Republic of the Marshall Islands at the time of delivery.
9.    Production Schedule and Erection Plan:
(a)    BUILDER and BUYER have agreed to a production schedule, as follows (the “PRODUCTION SCHEDULE”):
(4)    within thirty (30) days of the EFFECTIVE DATE, BUILDER shall provide BUYER with a level 1 PRODUCTION SCHEDULE;

(5)    no later than the date that is six (6) months prior to steel-cutting, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE;
(6)    from steel-cutting to launch of the DRILLSHIP, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE on a monthly basis; and
(7)    from launch of the DRILLSHIP through DELIVERY, BUILDER shall provide BUYER with a level 3 PRODUCTION SCHEDULE on a bi-weekly basis.
(b)    The PRODUCTION SCHEDULE shall provide for completion and DELIVERY of the DRILLSHIP by the scheduled DELIVERY DATE and shall be used to measure BUILDER’s progress in performing its obligations under this CONTRACT. The PRODUCTION SCHEDULE may be adjusted from time to time for any delays or extensions of time permitted under this CONTRACT or as otherwise modified by mutual agreement and shall be the basis of interpretation of actual construction progress of the DRILLSHIP.
(c)    BUILDER shall also develop an overall DRILLSHIP erection plan that integrates material delivery and assembly actions needed to schedule workflow during all phases of construction. This plan shall encompass sufficient planning data to assure that all phases of construction can be adequately accomplished so as to DELIVER the DRILLSHIP on or before the scheduled DELIVERY DATE.

ARTICLE II
CONTRACT PRICE AND TERMS OF PAYMENT
1.    Contract Price:
The contract price of the DRILLSHIP, including the drilling equipment package and the subsea equipment package, is United States Dollars Five Hundred Sixty Seven Million Five Hundred Thousand (USD 567,500,000.00) plus or minus the amount, if any, set forth in subclause 3, below (the “CONTRACT PRICE”), inclusive of the PC SUM, net receivable by BUILDER, which is exclusive of BUYER’S SUPPLIES. The CONTRACT PRICE shall be subject to upward or downward adjustment as set out in this CONTRACT. Any such adjustment shall be determined prior to DELIVERY of the DRILLSHIP.
2.    Currency:
All payments required to be made by either party under this CONTRACT shall be made in United States Dollars.
3.    Terms of Payment:
The CONTRACT PRICE shall be paid by BUYER to BUILDER in instalments (“PAYMENT MILESTONE(S)”) as follows:
(a)    PAYMENT MILESTONE 1:
United States Dollars One Hundred Seven Million Five Hundred Thousand (USD 107,500,000.00) shall be paid within fifteen (15) BANKING DAYS from the date of receipt by BUYER of a copy of the Irrevocable Stand-by Letter of Credit attached hereto as Exhibit A for the DRILLSHIP.
(b)    PAYMENT MILESTONE 2 (Final Installment):
United States Dollars Four Hundred Thirty Million (USD 430,000,000.00) plus other sums due to BUILDER under this CONTRACT and any increase or any decrease due to adjustments, if any, to the CONTRACT PRICE as per Article III.1, Article III.2 and Article V shall be paid upon delivery of the DRILLSHIP.

4.    Method of Payment:
(a)    PAYMENT MILESTONE before DELIVERY:
Upon receipt of a notice from BUILDER, BUYER shall, at its own cost and expense, remit the PAYMENT MILESTONE before DELIVERY of the DRILLSHIP as provided in Article II.3 by telegraphic transfer to the Export-Import Bank of Korea (SWIFT BIC EXIKKRSE) (hereinafter called "K-EXIM") Account No. 04-029-695 with Deutsche Bank Trust Company Americas, 130 Liberty St., New York, N.Y.10006 U.S.A. (SWIFT BIC BKTRUS33) or to the account of a bank designated by the BUILDER (“BUILDER’S BANK”) as indicated by BUILDER at least two (2) BANKING DAYS before the due date thereof in favor of Daewoo Shipbuilding & Marine Engineering Co., Ltd. under advice by authenticated SWIFT Message or telex to K-EXIM by remitting bank.
(b)    PAYMENT MILESTONE on DELIVERY:

PAYMENT MILESTONE 2 shall be payable upon DELIVERY of the DRILLSHIP (as provided in Article II.3) by telegraphic transfer to the account of K-EXIM with Deutsche Bank Trust Company Americas, 130 Liberty St., New York, N.Y.10006 U.S.A. (SWIFT BIC BKTRUS33) or BUILDER’S BANK in favor of Daewoo Shipbuilding & Marine Engineering Co., Ltd., under advice by authenticated SWIFT Message to K-EXIM or BUILDER’S BANK by the remitting bank, against presentation by BUILDER to K-EXIM or BUILDER’S BANK of a duplicate original copy of the Protocol of Delivery and Acceptance attached hereto as Exhibit C of the DRILLSHIP signed by BUILDER and BUYER.
(c)    Prompt payment:
No payment due under this CONTRACT shall be delayed or withheld by BUYER on account of any dispute or disagreement of whatsoever nature arising between the parties hereto or by the reason of reference of the said dispute or disagreement to arbitration provided for in Article XIII; provided, however, that in the event of a dispute with respect to PAYMENT MILESTONE 2, BUYER may provide BUILDER with a surety bond or bank guarantee in the disputed amount.
(d)    Expenses and Bank Charges
Expenses and bank charges outside of Korea for remitting payments and any taxes, duties, expenses and fees outside of Korea connected with such payment shall be for account of the BUYER. However, bank charges of K-EXIM or BUILDER’S BANK shall be borne by the BUILDER.

ARTICLE III
ADJUSTMENT OF CONTRACT PRICE
The CONTRACT PRICE shall be subject to adjustment as hereinafter set out in the following circumstances.
1.    Delay in DELIVERY:
In the event that DELIVERY is beyond midnight Korean time at the SHIPYARD on the DELIVERY DATE, the BUILDER shall, subject to the provisions of Article VIII.2, pay to the BUYER by way of liquidated damages, which the parties stipulate is a reasonable and genuine pre-estimate of actual damages and, not by way of penalty, for loss of use of the DRILLSHIP, the amounts set out below.
(a)    No adjustment shall be made and the CONTRACT PRICE shall remain unchanged for the first forty five (45) days of delay in DELIVERY of the DRILLSHIP beyond the DELIVERY DATE (ending as of twelve o’clock midnight, Korean time of the forty-fifth (45th) day of delay).
(b)    If the DELIVERY of the DRILLSHIP, for causes for which BUILDER is liable, is delayed more than forty five (45) days after the DELIVERY DATE, then, in such event, beginning at twelve o’clock midnight of the forty-fifth (45th) day after the DELIVERY DATE, the liquidated damages, as follows, shall be due at the date of actual DELIVERY of the DRILLSHIP by means of an adjustment to the CONTRACT PRICE:
(1)    46th - 120th day of delay USD 125,000.00 per day; and
(2)    121st - 210th day of delay USD 155,000.00 per day.
However, the total of liquidated damages shall not exceed the amount due to cover a delay of one hundred eighty (180) days counting from midnight of the fourty-fifth (45th) day after the DELIVERY DATE at the above specified rate of reduction.
(c)    If such delay in DELIVERY of the DRILLSHIP continues, for which BUILDER is liable, for a period of one hundred eighty (180) days or more from the fourty-sixth (46th) day after the DELIVERY DATE, in such event and after such period has expired, BUYER may, at its option, terminate this CONTRACT in accordance with the provisions of Article X.1(c) or accept the DRILLSHIP with a total reduction in the CONTRACT PRICE equal to five percent (5%) of the CONTRACT PRICE less the PC SUM.
BUILDER may, at any time after the expiration of the aforementioned two hundred and ten (210) days of delay in DELIVERY and if BUYER has not served notice of termination as provided in Article X, notify BUYER of the expected future date for DELIVERY and demand in writing that BUYER shall make an election, in which case BUYER shall, within ten (10) BANKING DAYS after such demand is delivered to BUYER, notify BUILDER of its termination of this CONTRACT or acceptance of the revised future date for DELIVERY. If the DRILLSHIP is not delivered by such revised future date for DELIVERY plus thirty (30) days, BUYER shall have a right to terminate this CONTRACT but without any right to recover any further liquidated damages. If BUYER fails to notify BUILDER of its termination of this CONTRACT as specified above within such ten (10) BANKING DAY period, BUYER shall be deemed to have consented to the DELIVERY of the DRILLSHIP at the future date for DELIVERY proposed by BUILDER.
(d)    For the purpose of this Article III.1, the DELIVERY of the DRILLSHIP shall be deemed to be delayed when and if the DRILLSHIP, after taking into full account of all postponements of the DELIVERY DATE by reason of permissible delays as defined in this CONTRACT, is not delivered by the date upon which the DELIVERY is required under the terms of this CONTRACT.
2.    Shortfalls in Variable Load Capacity:
The DRILLSHIP shall on DELIVERY have a variable deck load of at least 22,800 Metric Tons at operating draft (“SPECIFIED OPERATING VARIABLE DECK LOAD”). However, if the actual operating variable deck load of the DRILLSHIP on DELIVERY is reduced by more than five percent (5%) of the SPECIFIED OPERATING VARIABLE DECK LOAD, the CONTRACT PRICE shall be reduced by USD 3,000.00 per Metric Ton for a deficiency in excess of five percent (5%) of the SPECIFIED OPERATING VARIABLE DECK LOAD. If the deficiency in any variable loads as set out in this Article III.2 exceeds ten percent (10%) of the SPECIFIED OPERATING VARIABLE DECK LOAD, BUYER shall have the right to terminate this CONTRACT.
3.    Insufficient Speed:
(e)    The CONTRACT PRICE of the DRILLSHIP shall not be affected or changed if the actual speed, as determined by sea trials, is less than the guaranteed speed under the SPECIFICATIONS, provided such deficiency in actual speed is not more than four-tenths (4/10) of a knot below the guaranteed speed.
(f)    However, as for the deficiency of more than four-tenths (4/10) of a knot in actual speed below the speed guaranteed under this CONTRACT, the CONTRACT PRICE shall be reduced by USD 100,000.00 for each full one-tenth (1/10) of a knot in excess of the said four-tenths (4/10) of a knot of deficiency in speed; provided that fractions of less than one-tenth (1/10) of a knot shall be regarded as a full one-tenth (1/10) of a knot. However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the deficiency of one (1) full knot below the guaranteed speed at the rate of reduction as specified above.
(g)    If the deficiency in actual speed of the DRILLSHIP is more than one (1) full knot below the speed guaranteed under this CONTRACT, BUYER, at its option, may, subject to the BUILDER’s right to effect alterations or corrections, cancel this CONTRACT or may accept the DRILLSHIP at a reduction in the CONTRACT PRICE as above provided for one (1) full knot of deficiency only.
4.    Conclusive Pecuniary Compensation:
The liquidated damages, being applicable for Articles III.1, III.2 and III.3 hereunder shall be the conclusive pecuniary compensation recoverable in connection with each particular event stated herein, and BUILDER shall not be liable for any additional compensation claimed by BUYER in relation to such particular event and its consequential events.

ARTICLE IV
APPROVAL OF PLANS AND DRAWINGS AND INSPECTION DURING CONSTRUCTION
1.    Approval of Plans and Drawings:
BUILDER shall submit to BUYER three (3) copies of each of the plans and drawings, the list of which shall be mutually agreed upon between the parties hereto, for its approval. BUYER shall, within seventeen (17) days after receipt thereof, return to BUILDER one (1) copy of such plans and drawings with BUYER’s approval or comments (if any) written thereon, provided always that:
if the REPRESENTATIVE (as hereinafter defined) shall have been sent by BUYER to the SHIPYARD as set out in Article IV.2, BUILDER may submit any remaining plans and drawings to the REPRESENTATIVE for his approval. The REPRESENTATIVE shall, within seven (7) days after receipt thereof, return to BUILDER one (1) copy of such plans and drawings with his approval or comments (if any) written thereon. Approval by the REPRESENTATIVE of the plans and drawings duly submitted to him shall be deemed to be approval by BUYER for all purposes of this CONTRACT.
If the above comments made by BUYER are not clearly specified or detailed, BUILDER shall seek clarification from BUYER, and BUYER shall give its explanation thereto without undue delay and with reasonably sufficient detail. If BUYER fails to comply, BUILDER may place its own interpretation on such comments in implementing the same.
If BUYER or the REPRESENTATIVE shall fail to return the plans and drawings to BUILDER within the time limits as above provided, such plans and drawings shall be deemed to have been approved or confirmed without any comment.
Any approval or absence of approval by BUYER shall not relieve BUILDER of its obligations to build the DRILLSHIP in accordance with the SPECIFICATIONS.

1.1
On the DELIVERY DATE, BUILDER shall also provide to BUYER in respect only of the DRILLSHIP of this CONTRACT, final AutoCAD or similar electronic renderings of the DRILLSHIP as they may apply, and physical drawings to the extent as set forth on Exhibit F.

1.2    Without prejudice to and in addition to the obligations by BUYER under Article XXI.8 of this Contract, the BUYER undertakes to the BUILDER that:

A.
the BUYER acknowledges that all the items provided by BUILDER under the subparagraph 1.1 of this Article IV, including without limitation the AutoCAD or similar electronic renderings as stated therein (which provisions by BUILDER and the information therein called the “RESTRICTED INFORMATION”), are items included in the List of Korea’s Core Shipbuilding Technologies, which Korean Governmental Authorities closely monitor to prevent from being divulged to a foreign competitor;

B.
the BUYER shall strictly restrict disclosure of the Restricted Information only to the personnel within its organization who need the Restricted Information in electronic form for safe operation of the DRILLSHIP, without disclosing the Restricted Information to any other PERSON;

C.
the BUYER indemnifies the BUILDER against any and all losses, costs, damages, liabilities or claims that arise out of or in connection with any failure by BUYER to comply with its obligations as set forth in the aforementioned subparagraph B.

2.    Appointment of REPRESENTATIVE:

BUYER shall in due time despatch to and maintain at the SHIPYARD, at BUYER’s own cost and expense, up to a maximum of five (5) representative(s) (the “REPRESENTATIVE” or the “REPRESENTATIVES”) who shall be duly authorized in writing by BUYER to act on behalf of BUYER in connection with modifications of the SPECIFICATIONS, adjustment of the CONTRACT PRICE and the DELIVERY DATE, confirmation of the PRODUCTION SCHEDULE, approval of the plans and drawings, attendance to the tests and inspections relating to the DRILLSHIP, her machinery, equipment and outfit and any other matters for which such REPRESENTATIVE is authorized by BUYER.
3.    Inspection:
(a)    The necessary tests and inspections of the DRILLSHIP, her machinery, equipment and outfit either as required by the CLASSIFICATION SOCIETY or by other applicable regulatory bodies or as agreed by the parties hereto, shall be carried out by the CLASSIFICATION SOCIETY, other regulatory bodies and/or an inspection team of BUILDER throughout the entire period of construction, in order to ensure that the construction of the DRILLSHIP is duly performed in accordance with this CONTRACT and the SPECIFICATIONS. During construction of the DRILLSHIP the REPRESENTATIVE shall have the right to attend such tests and inspections of the DRILLSHIP, her machinery and equipment as mutually agreed between BUYER and BUILDER.
(b)    BUILDER shall give a reasonable advance notice to the REPRESENTATIVE of the date and place of such tests, trials and inspections which may be attended by him. Failure by the REPRESENTATIVE to be present at such tests, trials and inspections after due notice to him as aforesaid shall be deemed to be a waiver of the REPRESENTATIVE’s right to be present. In the event that BUILDER needs an inspection for coating work to be made during non-working hours for smooth progress of work, the REPRESENTATIVE shall exercise his best endeavours to attend such inspection provided that BUILDER has given a reasonable advance notice to the REPRESENTATIVE.
(c)    In working hours during construction of the DRILLSHIP until DELIVERY thereof, the REPRESENTATIVE shall, subject to the reasonable requirements of the SHIPYARD’s work program and safety control, be permitted free and ready access to the DRILLSHIP, her machinery and equipment, and to any other place where work on the DRILLSHIP is being done, or materials are being processed or stored in connection with the construction of the DRILLSHIP, including the yards, workshops, stores and offices of BUILDER, and the premises of subcontractors of BUILDER, who are doing work or storing materials in connection with the DRILLSHIP’s construction.
(d)    If the REPRESENTATIVE discovers any construction, material or workmanship which he considers not to conform to the requirements of this CONTRACT and/or the SPECIFICATIONS, the REPRESENTATIVE shall promptly give BUILDER a notice in writing specifying the alleged non-conformity. Upon receipt of such notice from the REPRESENTATIVE, BUILDER shall correct such non-conformity, if BUILDER agrees to his view. Any disagreement shall be resolved in accordance with Article XIII.1.
(e)    If the CLASSIFICATION SOCIETY, TECHNICAL EXPERT or arbitrator enters a determination in favour of BUYER, then in such case BUILDER shall correct such non-conformity, or if such corrections cannot be made in time to meet the construction schedule for the DRILLSHIP, the then parties shall mutually agree to an adjustment of the CONTRACT PRICE in lieu of such corrections. If the CLASSIFICATION SOCIETY, TECHNICAL EXPERT or the arbitrator enters a determination in favour of BUILDER, then the time for DELIVERY of the DRILLSHIP shall be extended for the period of delay in construction, if any, occasioned by such proceedings, and BUYER shall compensate BUILDER for the proven loss and damages directly incurred by BUILDER under this CONTRACT as a result of such dispute; provided that BUILDER shall be required to take reasonable endeavors to mitigate any losses and/or damages incurred in connection with such dispute and no special or consequential damages may be recouped.
(f)     In the event the arbitrator enters a determination in favour of BUYER and determines that such corrections cannot be made prior to the two hundred tenth (210th) day following the DELIVERY DATE pursuant to Article III.1, then BUYER is entitled to terminate this CONTRACT.
4.    Facilities:
(a)    BUILDER shall furnish BUYER with office space to accommodate a sixty (60) person site team including a locker room and coffee room equipped with refrigerator and industrial-sized coffee maker; office space to accommodate a sixty (60) person operations team, including a locker room and coffee room equipped with a refrigerator and industrial-sized coffee maker; and each of the above-listed office spaces is to have a minimum of eight (8) private offices, with all desks to be outfitted with an Internet connection and electrical plugs, a large dedicated file room, two (2) meeting rooms able to accommodate fifty (50) persons each and complete with a large table and chairs; one hundred (100) bicycles upon BUYER’s request on a reimbursable basis; twenty (20) dedicated parking spaces; bottled water and dispensers upon BUYER’S request on a reimbursable basis; unlimited high speed internet service upon BUYER’S request on a reimbursable basis; four (4) print/scan/email workstations networked and all required paper upon BUYER’s request on a reimbursable basis; a full size plotter and all required paper upon BUYER’s request on a reimbursable basis; storage space for BUYER’S SUPPLIES, with BUILDER to transport from storage and load onto the DRILLSHIP all BUYER’S SUPPLIES. This replaces the facilities requirement under Article IV.4(a) of the ORIGINAL CONSTRUCTION CONTRACT.
(b)    Upon exercise of the OPTION (as defined in the OPTION AGREEMENT), BUILDER agrees to furnish BUYER with the office facilities and parking spaces referenced in Article IV.4(a) of the ORIGINAL CONSTRUCTION CONTRACT with a maximum of the amounts set forth therein multiplied by 1.67; provided, however, that upon BUYER’s request on a reimbursable basis a total of one hundred fifty (150) bicycles shall be provided.
Provided, however, that BUYER shall pay telecommunication charges including telephone and email, and shall reimburse costs and expenses for supply and installation of telefax or external telephone lines and other facilities and office equipment and furniture, if any, provided in addition to the above upon BUYER’s request.
5.    Liability of BUILDER and BUYER:
(a)    The REPRESENTATIVE(S) shall at all times be deemed to be the employee(s) of BUYER and not of BUILDER.
(b)    BUILDER agrees to protect, indemnify and hold BUYER free and harmless from and against any and all claims or liabilities (including, without limitation, the cost of the suit and reasonable attorney’s fees) arising in favour of any of BUILDER’s (or its AFFILIATES), employees, agents, officers, invitees, subcontractors (or their servants) or representatives, or any survivor of the foregoing on account of injury to or death of any such parties or damage to any of their property attributable to the actions (or lack thereof) by any such parties in connection with the DRILLSHIP and/or work performed pursuant to this CONTRACT, regardless of whether BUYER and/or its subcontractors and/or others may be wholly, partially or solely negligent or otherwise at fault.
(c)    BUYER agrees to protect, indemnify and hold BUILDER and its subcontractors free and harmless from and against any and all claims or liabilities (including, without limitation, the cost of the suit and reasonable attorney’s fees) arising in favour of any of BUYER’s (or its AFFILIATES) employees, agents, officers, invitees, subcontractors (or their servants) or representatives, or any survivor of any of the foregoing on account of injury to or death of any such parties or damage to any of their property except as regards DRILLSHIP attributable to the actions (or lack thereof) by any such parties in connection with the DRILLSHIP and/or work performed pursuant to this CONTRACT, regardless of whether BUILDER or its subcontractors and/or others may be wholly, partially or solely negligent or otherwise at fault.
6.    Responsibility of BUYER:
(d)    BUYER shall advise BUILDER in advance of the names, experiences and scope of authority of the REPRESENTATIVE(s) and of any other information pertaining to their qualifications. If BUILDER shall have reasonable cause to disapprove of any of the REPRESENTATIVE(s), it shall so advise BUYER and BUYER shall take proper action.
(e)    BUYER shall undertake and assure that its REPRESENTATIVE(s) shall carry out their duties hereunder in accordance with BUILDER’s good practice and in such a way as to avoid any unnecessary increase in building cost or delay in the production schedules of BUILDER. The REPRESENTATIVE(s) shall abide by the work rules and regulations prevailing at the premises of BUILDER and its subcontractors.
(f)    BUILDER has the right to request BUYER to replace any REPRESENTATIVE(s) if deemed unsuitable and unsatisfactory for the proper progress of the DRILLSHIP’s construction. If BUYER considers that such BUILDER’s request is justified, BUYER shall effect such replacement as soon as practicable

ARTICLE V
MODIFICATIONS
1.    Modification of SPECIFICATIONS:
(h)    Any MODIFICATION or variation of or amendment to the SPECIFICATIONS shall be evidenced by written agreement of the parties hereto (a “CHANGE ORDER”); provided, prior to any MODIFICATION or variation being effected by the BUILDER, the parties shall first agree to alterations in the CONTRACT PRICE, the DELIVERY DATE, lightship weight and other terms and conditions of this CONTRACT and SPECIFICATIONS occasioned by or resulting from such MODIFICATION or variation within seven (7) days from the receipt by BUYER of BUILDER’s proposal. BUILDER has the right to continue construction of the DRILLSHIP on the basis of the SPECIFICATIONS until agreement to the above has been reached.
(i)    Notwithstanding the foregoing, BUILDER may also make minor changes to the SPECIFICATIONS including, but not limited to, the dimensions and characteristics of the DRILLSHIP, if found necessary to suit the SHIPYARD’s local conditions and facilities, the availability of materials and equipment, introduction of improved methods or otherwise, provided that BUILDER shall first obtain BUYER’s written (which expression includes e-mail communication) approval, which shall not be unreasonably withheld or delayed.
(j)    Upon receiving a written request for MODIFICATION from BUYER, BUILDER will submit to BUYER in writing within twenty one (21) working days a quotation of the change in the CONTRACT PRICE and/or DELIVERY DATE (if any) as a result of alterations and adjustments required to the SPECIFICATIONS.
(k)    In the event that BUYER requests any change that would result in a net savings in cost then, subject to negotiations between the parties, the cost saving shall be to BUYER’s benefit and be credited in the final accounts on delivery of the DRILLSHIP.
(l)    The parties agree that if any MODIFICATIONS are to be made to both SPECIFICATIONS of the DRILLSHIP and UNIT 3 after the EFFECTIVE DATE of this CONTRACT, the BUILDER’s quotations to adjust the CONTRACT PRICE for such MODIFICATIONS as set forth in Article V.4 shall reflect the amount saved by the BUILDER by reason that the plans or drawings and related engineering works done for the UNIT 3 may be applied or used also for the DRILLSHIP or vice versa. Any CHANGE ORDERS for UNIT 3 agreed to on or before the EFFECTIVE DATE of this CONTRACT shall be treated as part of the SPECIFICATIONS for the DRILLSHIP and not as CHANGE ORDERS, and for such purpose, the parties acknowledge and agree that (i) the eight (8) CHANGE ORDERS for UNIT 3 having BUILDER’s number 1 to 8 are treated as part of the SPECIFICATIONS for the DRILLSHIP and therefore the amounts representing such eight (8) CHANGE ORDERS have been included in the CONTRACT PRICE, and (ii) if any CHANGE ORDERS having BUILDER’s number nine (9) or higher are agreed to by the parties for UNIT 3, such CHANGE ORDERS shall also be applied to the DRILLSHIP and such CHANGE ORDERS shall be regarded as CHANGE ORDERS under this CONTRACT. Therefore, the amounts for such CHANGE ORDERS shall be paid on top of the CONTRACT PRICE.
2.    Change in Class and Statutory Requirements
(g)    If after the EFFECTIVE DATE, any requirements of the CLASSIFICATION SOCIETY, or of other rules and regulations specified in Article I.4 (or the interpretation thereof by the relevant body) to which the construction of the DRILLSHIP is required to conform, are changed by the CLASSIFICATION SOCIETY or other regulatory bodies authorized to make such changes, the following provisions shall apply unless a waiver of the changed requirement, rule, regulation or interpretation is obtained pursuant to BUYER’s request:
(1)    If the changes are compulsory for the DRILLSHIP, either of the parties hereto, upon receipt of information from the CLASSIFICATION SOCIETY or such other regulatory bodies, shall promptly transmit the same to the other in writing, and BUILDER shall thereupon incorporate such changes into the construction of the DRILLSHIP, provided that BUYER shall first have agreed to adjustments required by BUILDER in the CONTRACT PRICE, the DELIVERY DATE, lightship weight and other terms and conditions of this CONTRACT and the SPECIFICATIONS occasioned by or resulting from such changes within seven (7) days from the receipt by BUYER of BUILDER’s proposal.
(2)    If the changes are not compulsory for the DRILLSHIP, but BUYER desires to incorporate any of them into the construction of the DRILLSHIP, BUYER shall notify BUILDER of that intention. BUILDER may accept such changes, provided that such changes will not in its reasonable judgment adversely affect BUILDER’s planning or program in relation to BUILDER’s other commitments, and provided, further, that BUYER shall first have agreed to adjustments required by BUILDER in the CONTRACT PRICE, the DELIVERY DATE, and other terms and conditions of this CONTRACT and the SPECIFICATIONS occasioned by or resulting from such changes within seven (7) days from the receipt by BUYER of BUILDER’s proposal.
(h)    Agreements as to any changes under this Article V.2 shall be made in the same manner as provided in Article V.1 for MODIFICATIONS or changes to the SPECIFICATIONS.
(i)    Any delay in the construction of the DRILLSHIP caused by BUYER’s delay in making a decision or agreement as above shall constitute a permissible delay under this CONTRACT.
3.    Substitution of Materials:
If any of the materials or equipment required by the SPECIFICATIONS or otherwise under this CONTRACT for the construction of the DRILLSHIP are in short supply or cannot be procured in time to maintain the DELIVERY DATE of the DRILLSHIP or are unreasonably high in price as compared with prevailing international market rates, BUILDER may, provided that BUYER shall so agree in writing (which agreement shall not be unreasonably withheld), supply other materials capable of meeting the requirements of the CLASSIFICATION SOCIETY and of the rules, regulations and requirements with which the construction of the DRILLSHIP must comply. Any agreement as to substitution of materials shall be effected in the manner as provided in Article V.1.
4.    Adjustment to CONTRACT PRICE and DELIVERY by MODIFICATIONS:
In relation to this Article V, the BUILDER’s quotations in respect of any increase or decrease in the CONTRACT PRICE or any MODIFICATION shall be calculated and submitted on “lump sum” basis for the adjustment to the CONTRACT PRICE. BUYER may contest the reasonableness of BUILDER’s proposal based on a lump sum. In case such contest by BUYER is on reasonable grounds only and BUILDER agrees on the BUYER’s contest and opinion therein, then “time and materials” basis shall be applied to settle pricing of the modifications as defined below in subparagraphs (a) and (b). BUYER’s written notification shall be received by BUILDER within ten (10) days of the date of BUILDER’s quotations.
(d)    Labour costs shall be charged at the agreed hourly rates set out in EXHIBIT B.
(e)    The cost of materials and equipment shall be fifteen per cent (15%) in addition to the cost of the BUILDER.
In respect of costs not set out in EXHIBIT B, the BUYER and the BUILDER shall negotiate in good faith to reach an agreement on such price for the modifications. If no agreement is reached within thirty (30) days following receipt by BUILDER of BUYER’s written notification as set out in this paragraph above, the dispute shall be referred to the TECHNICAL EXPERT in accordance with Article XIII.1(b) of this CONTRACT.
Adjustment to the contractual DELIVERY DATE in respect of this Article V shall be subject to effect on critical paths in the DRILLSHIP’s construction and completion.
5.    Payment for MODIFICATIONS:
Any sums due to either party under Article V as a result of MODIFICATIONS shall be paid as follows but in any event prior to DELIVERY of the DRILLSHIP:
(g)    50% of any lump sum amount shall be paid upon the agreement of MODIFICATIONS or immediately following a decision by the TECHNICAL EXPERT in accordance with Article XIII.1(b) of this CONTRACT. Any amount based on time and materials shall be paid as accrued.
(h)    The remaining 50% of the lump sum amount shall be paid upon the completion of MODIFICATIONS in accordance with the CONTRACT.

ARTICLE VI
SEA TRIAL
1.    Notices:
BUILDER shall notify BUYER at least fourteen (14) days in advance of the expected time and place of the sea trial of the DRILLSHIP, and BUYER shall promptly acknowledge receipt of such notice. Such date shall be confirmed by BUILDER at least five (5) days in advance. However, if the sea trial of the DRILLSHIP is postponed or delayed due to unfavourable weather conditions and/or unreadiness of the DRILLSHIP for the sea trial then BUILDER shall give BUYER as much advance notice of the new date of sea trials as practicable.
BUYER shall have the REPRESENTATIVE(S) and such other persons as BUYER may require in writing on board the DRILLSHIP to witness the sea trial. Failure by the REPRESENTATIVE(S) to attend the sea trial of the DRILLSHIP for any reason whatsoever after due notice to BUYER as above provided shall be deemed to be a waiver by BUYER of its right to have the REPRESENTATIVE(S) on board the DRILLSHIP at the sea trial, and BUILDER may conduct the sea trial without the REPRESENTATIVE(S) being present, provided that a representative of the CLASSIFICATION SOCIETY shall be on board the DRILLSHIP for such sea trial. In such case BUYER shall be obliged to accept the DRILLSHIP on the basis of a certificate of BUILDER, confirmed by the CLASSIFICATION SOCIETY, if applicable, that the DRILLSHIP, on the sea trial, is found to conform to this CONTRACT and the SPECIFICATIONS. In any event BUILDER shall promptly supply to BUYER a copy of all records of tests and trials carried out with regard to the DRILLSHIP, her machinery and equipment.
2.    Weather Conditions:
The sea trial shall be carried out under weather conditions which are deemed favourable enough in the reasonable judgement of BUILDER in accordance with the SPECIFICATIONS. In the event of unfavourable weather on the date specified for the sea trial, the same shall take place on the first available day thereafter that weather conditions permit.
It is agreed that if during the sea trial the weather should suddenly become so unfavourable that the satisfactory conduct of the sea trial can no longer be continued, the sea trial shall be discontinued and postponed until the next following favourable day, unless BUYER shall assent in writing to a request from BUILDER to accept the DRILLSHIP on the basis of the sea trial already made before such discontinuance occurred.
Any delay in the sea trial caused by unfavourable weather conditions shall be deemed a permissible delay in the delivery of the DRILLSHIP and shall operate to postpone the DELIVERY DATE by the period of delay involved.
3.    How Conducted:
(f)    All expenses in connection with the sea trial are for the account of BUILDER, and BUILDER shall provide at its own expense the necessary crew to comply with the requirements of safe navigation. The sea trial shall be conducted in the manner prescribed in the SPECIFICATIONS and shall prove fulfillment of the performance requirements for the sea trial as set forth in the SPECIFICATIONS. The course of the sea trial shall be determined by BUILDER. BUILDER shall have the right to conduct preliminary trials and to repeat any trial whatsoever as it deems necessary.
(g)    Lubricating oils, fuel oils, hydraulic oils and greases or other consumable stores (excluding fresh water) necessary for sea trials shall be supplied by BUILDER, as specified by BUYER prior to conducting such sea trials, and BUYER shall pay BUILDER the documented cost of the lubricating oils, fuel oils, hydraulic oils and grease, inclusive of any quantities remaining in machinery or piping, as applicable, remaining at the time of DELIVERY.
4.    Method of Acceptance or Rejection:
(i)    If during sea trial any breakdowns occur entailing interruption or irregular performance which can be repaired on board, the trial shall be continued after repairs and be valid in all respects.
(j)    As soon as practicable after satisfactory completion of the sea trial, BUILDER shall give BUYER a report thereon and notice that the results of the sea trial indicate conformity of the DRILLSHIP to this CONTRACT and the SPECIFICATIONS. BUYER shall, within seven (7) days after receipt of such notice from BUILDER, notify BUILDER of its acceptance or rejection of the DRILLSHIP on the basis of its conformity with the requirements of this CONTRACT and the SPECIFICATIONS.
(k)    If the results of the sea trial indicate that the DRILLSHIP or any part or equipment thereof does not conform to the requirements of this CONTRACT and/or the SPECIFICATIONS, then BUILDER shall take the necessary steps to correct such non-conformity. Upon completion of the correction of such non-conformity, BUILDER shall give BUYER notice thereof. BUYER shall, within seven (7) days after receipt of such notice from BUILDER, notify BUILDER of its acceptance or rejection of the DRILLSHIP. However, BUYER shall not be entitled to reject the DRILLSHIP by reason of any minor or insubstantial defect or non-conformity, which can be judged from the viewpoint of standard building practice as applied to international offshore drillships and which does not effect the issuance of required certificates from the CLASSIFICATION SOCIETY and other regulatory bodies or the operability, function or performance of the DRILLSHIP, but in such case, the BUILDER shall not be released from its obligation to correct and/or remedy such minor or insubstantial non-conformity as far as practicable during the WARRANTY PERIOD.
(l)    If BUYER considers that the results of the sea trial indicate that the DRILLSHIP or any part or equipment thereof does not conform to this CONTRACT and/or the SPECIFICATIONS, BUYER shall indicate in detail in a notice of rejection in what respect the DRILLSHIP or any part or equipment thereof, does not in its opinion conform to this CONTRACT and/or the SPECIFICATIONS.
(m)    If BUYER fails to notify BUILDER in writing or email confirmed in writing of the acceptance or rejection of the DRILLSHIP together with the reason therefore within the period as provided in Article VI.4 (b) or (c), BUYER shall be deemed to have accepted the DRILLSHIP.
(n)    BUILDER may dispute the rejection of the DRILLSHIP by BUYER under this Article VI.4, in which case the matter shall be submitted for final decision by arbitration in accordance with Article XIII.
5.    Effect of Acceptance:
Acceptance of the DRILLSHIP as above provided shall be final and binding so far as the conformity of the DRILLSHIP to this CONTRACT and the SPECIFICATIONS is concerned, and shall preclude BUYER from refusing formal delivery of the DRILLSHIP as hereinafter provided, if BUILDER complies with all procedural requirements for DELIVERY of the DRILLSHIP as provided in Article VII.

ARTICLE VII
DELIVERY DATE AND DELIVERY
1.    Delivery:
Delivery of the DRILLSHIP shall occur upon completion of the sea trials in accordance with Article VI above, issuance of a classification certificate (or an interim classification certificate) by the CLASSIFICATION SOCIETY and acceptance of the DRILLSHIP by BUYER (“DELIVERY”).
2.    Time and Place:
(h)    The DRILLSHIP shall be DELIVERED safely afloat by BUILDER to BUYER at a berth in the SHIPYARD on or before 31st December 2015, except that, in the event of delays in the construction of the DRILLSHIP or any performance required under this CONTRACT due to causes which under the terms of this CONTRACT permit postponement of the date for DELIVERY, the aforementioned date for DELIVERY of the DRILLSHIP shall be postponed accordingly. The aforementioned date, or such later date to which the requirement of DELIVERY is postponed pursuant to such terms, is herein called the “DELIVERY DATE”.
(i)    With sixty (60) days prior written notice to BUYER, BUILDER shall be entitled to advance the DELIVERY DATE of the DRILLSHIP by up to sixty (60) days.
(j)    The date on which BUILDER shall have actually DELIVERED the DRILLSHIP to BUYER is herein called the “ACTUAL DELIVERY DATE”. In the event the BUYER defaults pursuant to Article XI.1(b), the date on which BUILDER shall have formally tendered the DRILLSHIP for DELIVERY under Article VII.7 shall be regarded as the ACTUAL DELIVERY DATE.
3.    When and How Effected:
Provided that BUYER shall have fulfilled all of its obligations under this CONTRACT (including, but not limited to, full payment of the CONTRACT PRICE and settlement of any indebtedness to BUILDER), DELIVERY of the DRILLSHIP shall be duly made hereunder by BUILDER, and such DELIVERY shall be evidenced by a Protocol of Delivery and Acceptance (attached hereto as Exhibit C) signed by the parties hereto, acknowledging DELIVERY of the DRILLSHIP by BUILDER and acceptance thereof by BUYER.
4.    Documents to be Delivered to BUYER:
Upon DELIVERY and acceptance of the DRILLSHIP, BUILDER shall deliver to BUYER the following documents which shall accompany the Protocol of Delivery and Acceptance:
(a)    Protocol of Trials of the DRILLSHIP made pursuant to the SPECIFICATIONS.
(b)    Protocol of Inventory of the equipment of the DRILLSHIP, including spare parts and the like, all as specified in the SPECIFICATIONS.
(c)    Protocol of Stores of Consumable Nature referred to under Article VI.3(b), including the original purchase price thereof.
(d)    Certificates including Builder’s Certificate required to be furnished upon delivery of the DRILLSHIP pursuant to this CONTRACT and the SPECIFICATIONS. It is agreed that if, through no fault on the part of BUILDER, the classification certificate and/or other certificates are not available at the time of DELIVERY of the DRILLSHIP, provisional certificates shall be accepted by BUYER, provided that BUILDER shall furnish to BUYER the final certificates as promptly as possible after such final certificates have been issued.
(e)    Declaration of Warranty of BUILDER that the DRILLSHIP is delivered to BUYER free and clear of any liens, charges, claims, mortgages, or other encumbrances and in particular, that the DRILLSHIP is absolutely free of all burdens in the nature of imposts, taxes or charges imposed by the Korean GOVERNMENTAL AUTHORITIES, as well as of all liabilities of BUILDER to its subcontractors, employees and crew, and of all liabilities arising from the operation of the DRILLSHIP in trial runs, or otherwise, prior to delivery except as otherwise provided under this CONTRACT.
(f)    Drawings and Plans pertaining to the DRILLSHIP as stipulated in the SPECIFICATIONS.
(g)    Commercial Invoice.
(h)    Bill of Sale.
(i)    All operating manuals in BUILDER’s possession to be delivered on the DRILLSHIP.
(j)    All other documents required to be provided on or before the DELIVERY by the SPECIFICATIONS.
5.    Title and Risk:
Title to and risk of the DRILLSHIP shall pass to BUYER only upon delivery and acceptance thereof having been completed as stated above. Until such delivery is consummated, title to and risk of the DRILLSHIP and her equipment shall remain with BUILDER; provided, however, that, in the event of a BUILDER DEFAULT, BUYER shall have the right to take early DELIVERY of the DRILLSHIP under construction subject to the condition that the parties shall first have reached prior mutual agreement on the terms and conditions for such early DELIVERY, at which time, title to and risk shall pass to BUYER.
6.    Removal of DRILLSHIP:
BUYER shall take possession of the DRILLSHIP immediately upon delivery and acceptance thereof and shall remove the DRILLSHIP from the premises of the SHIPYARD within five (5) days after delivery and acceptance thereof is affected. If BUYER shall not remove the DRILLSHIP from the premises of the SHIPYARD within the aforesaid five (5) days, then, in such event BUYER shall pay to BUILDER reasonable mooring and storage charges for the DRILLSHIP.
7.    Tender of DRILLSHIP:
If BUYER fails to take DELIVERY of the DRILLSHIP after completion thereof according to this CONTRACT and the SPECIFICATIONS, BUILDER shall have the right formally to tender the DRILLSHIP to BUYER for DELIVERY for the purposes of Article XI.1(b). Such tender shall be made by BUILDER by a notice to BUYER stating that the DRILLSHIP is tendered for delivery pursuant to Article VII.7 of the CONTRACT.
8.    DELIVERY during Dispute.
BUILDER shall not delay or withhold DELIVERY of the DRILLSHIP pending resolution of any dispute between BUYER and BUILDER provided that BUYER has provided BUILDER with a surety bond or bank guarantee in the amount of such dispute in accordance with Article II.4.(c).

ARTICLE VIII
DELAYS AND EXTENSION OF TIME FOR DELIVERY (FORCE MAJEURE)
1.    Causes of Delay:
If at any time before the DELIVERY of the DRILLSHIP, either the construction of the DRILLSHIP or any performance required hereunder is delayed due to Acts of God; acts of princes or rulers; requirements of government authorities; war or acts of war or preparations therefore; blockade, revolution, insurrections, mobilization of armed forces, civil war, civil commotion or riots; vandalism; sabotage; strikes, lockouts or other labour disturbances by such reasons not related to BUILDER or its AFFILIATES; plague or other epidemics; quarantines; flood, typhoons, hurricanes or cyclonic storms; earthquakes; tidal waves; landslides; fires, lightning strikes, or explosions; embargoes; prolonged failure, shortage or restriction of electric current, oil or gas supplies; and delays in deliveries of major parts (inclusive of the drilling equipment package and the subsea equipment package) or performance of major obligations by subcontractors or suppliers by such causes described herein; then and in any such case, the DELIVERY DATE shall be postponed for such period as the DELIVERY of the DRILLSHIP is delayed thereby.
2.    Definition of Permissible Delay:
Delay on account of such cause as specified in Articles V.4, VI.2, VIII.1, XI.1, XVII.1 and any other delays of a nature which under the terms of this CONTRACT permit postponement of the DELIVERY DATE shall be understood to be permissible delays, which shall not be subject to adjustment of the CONTRACT PRICE as provided in Article III.1.
3.    Notice of Delay:
(k)    Within ten (10) days after the commencement of any cause of delay on account of which BUILDER claims that it is entitled under this CONTRACT to a postponement of the DELIVERY DATE, BUILDER shall (if practically possible) notify BUYER of the dates, the cause of delay which has occurred and its expected duration.
(l)    Within ten (10) days after the ending of such cause of delay, if practically possible, BUILDER shall notify BUYER in writing of the date such cause of delay ended.
(m)    BUILDER shall also notify BUYER of the period by which the DELIVERY DATE is postponed by reason of such cause of delay with all reasonable dispatch after it has been determined. Failure by BUYER to object to BUILDER’s claim for postponement of the DELIVERY DATE within ten (10) days after receipt by BUYER of such notice of claim shall be deemed to be a waiver by BUYER of its right to object to such postponement of the DELIVERY DATE.
4.    Right to Terminate CONTRACT for Excessive Delay:
If the total accumulated time of all permissible delays on account of the causes specified in Article VIII.1 (but excluding delays caused by any error or omission on the part of BUYER and any other delays which under the terms of this CONTRACT permit postponement of the DELIVERY DATE) amounts to two hundred and ten (210) days or more, then, in such event, BUYER may terminate this CONTRACT in accordance with the provisions of Article X. If BUYER has not served notice of termination as provided in Article X, BUILDER may, at any time after the said accumulated time justifying termination by BUYER has occurred, notify BUYER of the expected future date for DELIVERY and demand in writing that BUYER shall make an election, in which case BUYER shall, within ten (10) days after such demand is delivered to BUYER, notify BUILDER of either its termination of this CONTRACT or its acceptance of the revised future date for DELIVERY specified by BUILDER. If the DRILLSHIP is not DELIVERED by such revised future date,

BUYER shall have the same right of termination upon the same terms and conditions as above provided as if the said revised future date for DELIVERY was the DELIVERY DATE as defined in Article VII. If BUYER fails to notify BUILDER of its termination of this CONTRACT as specified above within such ten (10) days period, BUYER shall be deemed to have consented to the DELIVERY of the DRILLSHIP at the revised future date for DELIVERY.
If any termination of the CONTRACT is based on any of the permissible delays on account of the causes specified in this Article VIII.1 of the CONTRACT, no interest shall be payable by BUILDER.

ARTICLE IX
WARRANTY OF QUALITY
1.    Guarantee:
BUILDER warrants that the material and workmanship employed in the construction of the DRILLSHIP shall be free from defects and shall comply with this CONTRACT. Subject to the provisions hereinafter set out, BUILDER undertakes to remedy or replace, free of charge to BUYER, any defects in the DRILLSHIP which are due to defective material and/or improper workmanship on the part of BUILDER and/or its subcontractors, provided that the defects shall appear or be discovered during a period of twelve (12) months after the ACTUAL DELIVERY DATE (the “WARRANTY PERIOD”) if notice thereof is duly given to BUILDER; provided however that the WARRANTY PERIOD shall be extended for a further period of nine (9) months in respect of any work done by BUILDER to remedy any defect under this Article IX. For the purpose of this Article IX, the DRILLSHIP includes her hull, machinery, equipment and gear, but excludes material, machinery and equipment which have been supplied by BUYER.
2.    Extent of BUILDER’s Responsibility:
(n)    BUILDER shall have no responsibility or liability whatsoever for any defects in the DRILLSHIP other than the defects so specified in Article IX.1, and BUILDER shall not be liable in any circumstances whatsoever for any consequential or special losses, damages or expenses including, but not limited to, loss of time, loss of profit or earnings or demurrage directly or indirectly occasioned to BUYER by reason of the defects specified in Article IX.1 nor owing to repairs or other works done to the DRILLSHIP to remedy such defects.
(o)    BUILDER shall not be responsible for any defects in any part of the DRILLSHIP which may subsequent to DELIVERY of the DRILLSHIP have been replaced or in any way repaired by any other contractors (except those approved by BUILDER), nor for any defect which has been caused or aggravated by omission or improper use and maintenance of the DRILLSHIP on the part of BUYER, its servants or agents or by ordinary wear and tear or by perils of the sea, rivers or navigations or by corrosion of the materials or by accidents or fire or by any other circumstances whatsoever beyond the control of BUILDER.
(p)    The undertakings contained in this Article shall replace and exclude any other liability, guarantee, warranty and/or condition imposed or implied by LAW, customary, statutory or otherwise, by reason of the construction and sale of the DRILLSHIP by BUILDER for and to BUYER.
3.    Remedy of Defects:
(a)    BUILDER shall remedy at its expense any defects, against which the DRILLSHIP is warranted under this Article by making all necessary repairs or replacements at the SHIPYARD.
(b)    However, if it is impractical to bring the DRILLSHIP to the SHIPYARD, BUYER shall cause the necessary repairs or replacements to be made at another place suitable for the purpose, provided that, in such event, BUILDER shall forward, procure or supply replacement parts or materials to the DRILLSHIP on cost, insurance and freight (“CIF”) terms unless such forwarding or supply thereof to the DRILLSHIP would impair or delay the operation or working schedule of the DRILLSHIP. In this case, BUYER shall be responsible for handling of the replacement parts or materials after BUILDER’s CIF delivery. Thereafter, BUYER shall first try to have the defects be remedied by the

DRILLSHIP’s crew as far as practically possible, in which case no compensation by BUILDER shall be made to BUYER for the works performed by the DRILLSHIP’s crew.
(3)    If BUYER proposes to cause the necessary repairs or replacements to be made to DRILLSHIP at any yard or works other than the SHIPYARD, BUYER shall before doing so, and in any event as soon as possible, give BUILDER notice of the time and place where such repairs will be made. If the DRILLSHIP is not thereby delayed, nor her operation or working schedule thereby materially impaired, BUILDER shall have the right to verify by its own or appointed representative(s) the nature and extent of the defects complained of. BUILDER shall, in such case, promptly advise BUYER after such examination has been completed, of its acceptance or rejection of defects as being covered by the undertakings hereby provided.
(4)    Upon BUILDER’s acceptance of defects as justifying remedy under this Article IX.3(b), or upon the final award of an arbitration so determining, BUILDER shall reimburse BUYER the documented expenses incurred by BUYER, at completion of the repair or at the time of final award of an arbitration, as the case may be, but such reimbursement shall not exceed the reasonably estimated cost of carrying out the warranty work at the SHIPYARD.
(c)    In any case, the DRILLSHIP shall be taken at BUYER’s risk and expense to the place chosen, ready in all respects for such repairs or replacements and BUILDER shall not be responsible for towage, dockage, wharfage, port charges, inspection and underwater survey costs for defects finding, and anything else incurred in BUYER’s getting and keeping the DRILLSHIP ready for such repairs and replacements.
(d)    BUILDER shall have the option to retrieve at its own cost any of the replaced equipment and parts where the defects are remedied in accordance with the provisions of this Article IX.
(e)    Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XIII.1(b).
4.    Notice of Defects:
BUYER shall notify BUILDER in writing of any defects for which a claim is made under this Article IX as promptly as possible after the discovery thereof. BUYER’s notice shall describe the nature and ascertainable extent of the defects and the place at which the DRILLSHIP can be made available for earliest inspection by or on behalf of the BUILDER. BUILDER shall in any event have no obligation in respect of any defects, unless notice of such defects is received by BUILDER not later than fifteen (15) days after expiry of the WARRANTY PERIOD.

ARTICLE X
REMEDIES OF BUYER
1.    Defaults of BUILDER:
The following shall constitute events of default of BUILDER under the CONTRACT (collectively, “BUILDER DEFAULTS”):
(q)    BUILDER voluntarily or involuntarily being made a part to any receivership, liquidation, or bankruptcy proceeding (which proceedings are not stayed within thirty (30) days of the service of such proceedings on BUILDER) or becoming insolvent or in the event BUILDER is unable to meet all or part of its financial or other obligations under this CONTRACT, unless as a result of BUYER’s failure to make payments of not less than United States Dollars Five Million (USD 5,000,000.00) as due under this CONTRACT;
(r)    BUILDER fails to punctually, duly and fully comply with any of its material obligations (other than those obligations referred to in Article X.1.(a), (c) and (d)) under this CONTRACT and such failure is not cured within thirty (30) days of notice from BUYER or if the default is not reasonably capable of being remedied within thirty (30) days, the failure by BUILDER to commence remedial action within the same thirty (30) day period and to diligently proceed with such action;
(s)    The occurrence of any of the deficiencies or delays set out in Article III that entitle BUYER to terminate this CONTRACT; or
(t)    Breach of BUILDER’s obligations under Article XXI.10.
2.    Remedies:
In the event of a BUILDER DEFAULT, BUYER may at its option elect to proceed on either one of the following options:
(f)    terminate this CONTRACT in the manner set out in Article III; or
(g)    without prejudice to BUYER’s right to recover liquidated damages for delays or deficiencies pursuant to Article III, BUYER may allow BUILDER to continue to complete the construction of the DRILLSHIP.
BUYER shall indicate its option within thirty (30) days from BUILDER’s request to exercise its option, failing which BUYER is deemed to have waived its right to terminate this CONTRACT.

In the event that BUYER elects to terminate the CONTRACT due to a BUILDER DEFAULT:
(a)    BUYER shall notify BUILDER in writing of its intention to do so and such termination shall be effective as of the date when such notice is received by BUILDER.
(b)    BUILDER shall refund (together with interest at the DEFAULT INTEREST RATE) to BUYER the full amount of all sums received by BUILDER on account of the DRILLSHIP excluding any PC SUM paid and shall at BUYER’s option and BUILDER’s costs make available the BUYER’S SUPPLIES at the SHIPYARD for return to BUYER, alternatively, at BUYER’s option and without obligation on BUYER, in respect of the BUYER’S SUPPLIES pay to BUYER the invoiced cost of same on production by BUYER of reasonable evidence of the costs of purchase of the BUYER’S SUPPLIES.

(c)    BUYER shall not in the event of its termination of this CONTRACT be entitled to any liquidated damages for any reason whatsoever.
(d)    Upon such refund by BUILDER to BUYER as aforementioned, all obligations, duties and liabilities of each of the parties to the other under this CONTRACT shall be forthwith completely discharged, and the uncompleted DRILLSHIP shall belong to BUILDER and BUYER shall have no further claim on BUILDER.
In the event BUYER elects to allow BUILDER to continue to complete the construction of the DRILLSHIP, BUILDER shall pay BUYER the liquidated damages due pursuant to Article III and BUILDER shall work with BUYER to produce an acceptable schedule for the completion of the remaining work on the DRILLSHIP and work diligently to complete the construction of the DRILLSHIP.
3.    Notice:
The payments made by BUYER prior to the DELIVERY of the DRILLSHIP shall be in the nature of advances to BUILDER. If BUYER shall exercise its right of termination of this CONTRACT under Article III.1 or Article VIII.4, then BUYER shall immediately notify BUILDER of its termination of this CONTRACT and such termination shall be effective as of the date when the notice is received by BUILDER.
4.    Refund by BUILDER:
Unless BUILDER duly contests any termination by BUYER pursuant to Article XIII, BUILDER shall promptly refund to BUYER the full amount of all sums paid by BUYER to BUILDER on account of the DRILLSHIP.
In such event, BUILDER shall pay BUYER interest at the DEFAULT INTEREST RATE on the amount required herein to be refunded to BUYER, computed from the respective date following the date of receipt by BUILDER of each PAYMENT MILESTONE, instalment or advance payment to the date of remittance of such refund to BUYER by BUILDER; provided, however, that if the said termination by BUYER is made under the provisions of Article III, then in such event BUILDER shall not be required to pay any interest.
As security for the due performance of its obligations under this Article X, BUILDER shall provide BUYER with a transferable Irrevocable Stand-by Letter of Credit issued by K-EXIM or BUILDER’S BANK, in form and substance as annexed hereto, as Exhibit A, which cover the full amount of all sums paid by BUYER to BUILDER on account of the DRILLSHIP less the non-refundable design fee and any interest payable thereon, if a termination will become effective pursuant to this Article.
5.    Discharge of Obligations:
Upon such refundment by BUILDER to BUYER, all obligations, duties and liabilities of each of the parties to the other under this CONTRACT shall be forthwith completely discharged.

ARTICLE XI
REMEDIES OF BUILDER
1.    Definition of Default:
BUYER shall be deemed to be in default under this CONTRACT in the following cases:
(e)    BUYER fails to pay either of the PAYMENT MILESTONES to BUILDER on their respective due dates pursuant to Article II.3 of this CONTRACT;
(f)    BUYER fails to take DELIVERY of the DRILLSHIP when the DRILLSHIP is duly tendered for DELIVERY by BUILDER under the provisions of Article VII;
(g)    BUYER fails to punctually, duly and fully comply with any of its material obligations (other than those obligations referred to in Article XI.1.(a), (b) and (d)) under this CONTRACT and such failure is not cured within thirty (30) days of notice from BUILDER or if the default is not reasonably capable of being remedied within thirty (30) days, the failure by BUYER to commence remedial action within the same thirty (30) day period and to diligently proceed with such action; or
(h)    BUYER voluntarily or involuntarily being made a part to any receivership, liquidation, or bankruptcy proceeding (which proceedings are not stayed within thirty (30) days of the service of such proceedings on BUYER) or becoming insolvent, unless as a result of BUILDER’s failure to make payments of not less than United States Dollars Five Million (USD 5,000,000) as due under this CONTRACT.
2.    Interest and Charges:
If BUYER shall be in default of payment of any PAYMENT MILESTONE as provided in Article XI.1(a), BUYER shall pay interest on such PAYMENT MILESTONE at the DEFAULT INTEREST RATE from the due date thereof to the date of payment of the full amount including interest to BUILDER. In case BUYER shall fail to take DELIVERY of the DRILLSHIP as provided in Article XI.1(b), BUYER shall be deemed to be in default of payment of PAYMENT MILESTONE 2 and shall pay interest thereon at the same rate as aforesaid from and including the day on which the DRILLSHIP is duly tendered for DELIVERY by BUILDER .
3.    Effect of Default:
(a)    If any default by BUYER occurs as defined in Article XI.1(a), (b), (c) or (d), the DELIVERY DATE shall be automatically postponed for the period of continuance of such default by BUYER and BUILDER shall not be obliged to pay any liquidated damages for the delay in delivery of the DRILLSHIP caused thereby. In such event, BUYER shall be responsible for all costs and expenses incurred by BUILDER by reason of such postponement.
(b)    If any default by BUYER as defined in Article XI.1 (a) or (b) continues for a period of seven (7) days, or if any default by BUYER as defined in Article XI.1(c) or (d) occurs, BUILDER may, at its option, terminate this CONTRACT by giving written notice to such effect to BUYER.
(c)    In the event of termination of this CONTRACT as a result of BUYER’s default under this CONTRACT, BUILDER shall be entitled to retain and apply any PAYMENT MILESTONE paid by BUYER to BUILDER on account of this CONTRACT to the recovery of BUILDER’s loss and damage plus any reasonably estimated profit which BUILDER would have been entitled to receive if the DRILLSHIP had been completed and

DELIVERED less the purchase price of any portion of the DRILLSHIP that has been utilized on BUILDER’s other projects, but excluding any consequential or special damages.
4.    Sale of DRILLSHIP:
(a)    If BUILDER terminates this CONTRACT as provided in this Article XI and elects to sell the DRILLSHIP in its completed or uncompleted state, BUILDER shall be entitled to retain and apply any PAYMENT MILESTONE paid by BUYER to BUILDER on account of this CONTRACT and to apply the same in accordance with Article XI.4. Further, BUILDER shall have the full right and power either to complete or not to complete the DRILLSHIP as it deems fit but in any event shall use its reasonable endeavours to sell the DRILLSHIP (either in its complete or incomplete form) at public or private sale on such terms and conditions as BUILDER may determine without being responsible for any loss or damage.
(b)    In the event of the sale of the DRILLSHIP in its completed state, the proceeds of sale received by BUILDER (the “COMPLETED SALE PROCEEDS”) shall be applied as follows: firstly to payment of all costs and expenses attending such sale and otherwise incurred by BUILDER as a result of BUYER’s default, and secondly to payment of all unpaid PAYMENT MILESTONES and interest on such PAYMENT MILESTONES at the DEFAULT INTEREST RATE from the respective due dates thereof to the date of application (collectively, the “COMPLETED OUTSTANDING AMOUNT”). In the event the COMPLETED OUTSTANDING AMOUNT exceeds the sum of the COMPLETED SALE PROCEEDS, BUYER shall remit the difference to BUILDER, provided that, in no event shall such difference exceed the CONTRACT PRICE. In the event the COMPLETED SALE PROCEEDS exceeds the COMPLETED OUTSTANDING AMOUNT, then BUILDER shall remit the difference to BUYER.
(c)    In the event of the sale of the DRILLSHIP in its uncompleted state, the proceeds of sale received by BUILDER (the “INCOMPLETE SALE PROCEEDS”) shall be applied as follows: firstly to payment of all costs and expenses attending such sale and otherwise incurred by BUILDER as a result of BUYER’s default, secondly to payment of all costs of construction of the DRILLSHIP to date of termination of the CONTRACT less the PAYMENT MILESTONE(S) retained by BUILDER pursuant to Article XI.4(a) above and, thirdly to BUILDER’s reasonably estimated profit to which it would have been entitled to receive if the DRILLSHIP had been completed and DELIVERED (collectively, the “INCOMPLETE OUTSTANDING AMOUNT”). In the event the INCOMPLETE OUTSTANDING AMOUNT exceeds the sum of the INCOMPLETE SALE PROCEEDS plus any previously paid PAYMENT MILESTONES, BUYER shall remit the difference to BUILDER, provided that, in no event shall such difference exceed the CONTRACT PRICE. In the event the INCOMPLETE SALE PROCEEDS plus any previously paid PAYMENT MILESTONES exceeds the INCOMPLETE OUTSTANDING AMOUNT, then BUILDER shall remit the different to BUYER.
(d)    If BUILDER sells to a third party or utilizes for its other projects any portion of the DRILLSHIP that BUILDER intends to elect to sell in accordance with Article XI.4.(b) or (c) in its completed or uncompleted state, such sale price (or the purchase price of such re-used portion) shall be deducted from the COMPLETED SALE PROCEEDS or the INCOMPLETE SALE PROCEEDS (as the case may be).
5.    Remedies Cumulative:
No remedy referred to in this Article XI is intended to be exclusive, but each shall be cumulative and is in addition to, and may be exercised concurrently with, any other remedy which is referred to in this Article XI, or which may otherwise be available to BUILDER including, without limitation, the right to terminate this CONTRACT.
No express or implied waiver by BUILDER of any default of BUYER shall in any way be, or be construed to be, a waiver of any other, further or subsequent default of BUYER.

ARTICLE XII
INSURANCE
1.    Extent of Insurance Coverage:
From the time of launch of the DRILLSHIP until the DRILLSHIP is completed, delivered to and accepted by BUYER, BUILDER shall, at its own cost and expense, keep the DRILLSHIP and all machinery, materials, equipment, appurtenances and outfit, delivered to the SHIPYARD for the DRILLSHIP, or built into or installed in or upon the DRILLSHIP, including BUYER’S SUPPLIES, insured with Korean insurance companies under insurance coverage corresponding to the Institute of London Underwriters Clauses for Builder’s Risks.
The amount of such insurance coverage shall, up to the ACTUAL DELIVERY DATE of the DRILLSHIP, be in an amount at least equal to, but not limited to, the aggregate of the payments made by BUYER to BUILDER plus the value of BUYER’S SUPPLIES in custody of the SHIPYARD, if any. The insurance referred to hereinabove shall be taken out in the name of BUILDER and all losses under the insurance shall be payable to BUILDER and BUYER as their interests may appear.
If BUYER so requests, BUILDER shall at BUYER’s cost procure insurance on the DRILLSHIP and all parts, materials, machinery and equipment intended therefore against other risks not provided in this Article XII.1 and shall make all arrangements to that end. The cost of such insurance shall be reimbursed to BUILDER by BUYER upon delivery of the DRILLSHIP.
The BUILDER shall obtain and maintain any additional insurance required by Korean law.
2.    Application of Recovered Amount:
(d)    Partial Loss
(1)    If the DRILLSHIP shall be damaged by any insured cause whatsoever prior to acceptance thereof by BUYER and in the further event that such damage shall not constitute an actual, constructive, arranged or compromised total loss of the DRILLSHIP, BUILDER shall apply the amount recovered under the insurance referred to in Article XII.1 to the repair of such damage to the CLASSIFICATION SOCIETY’s satisfaction and in accordance with the SPECIFICATIONS however subject to a reasonable postponement of the DELIVERY DATE and adjustment of other terms of this CONTRACT (including CONTRACT PRICE) as may be necessary and as agreed by the parties in writing, and BUYER shall accept the DRILLSHIP under this CONTRACT when completed in accordance with this CONTRACT and the SPECIFICATIONS.
(e)    Total Loss
(1)    If the DRILLSHIP is determined to be an actual, constructive, arranged or compromised total loss, BUILDER shall by agreement between the parties hereto, either:
(i)    proceed in accordance with the terms of this CONTRACT, in which case the amount recovered under said insurance shall be applied to the reconstruction and repair of the DRILLSHIP’s damage, provided the parties hereto shall have further agreed in writing as to such reasonable postponement of the DELIVERY DATE and adjustment of other terms of this CONTRACT (including the CONTRACT PRICE) as may be necessary for the completion of such reconstruction and repair; or

(ii)    refund immediately to BUYER the amount of all PAYMENT MILESTONES paid to BUILDER under this CONTRACT plus an amount equal to the value of any BUYER’S SUPPLIES which shall have become a total loss as aforesaid without any interest, whereupon this CONTRACT shall be deemed to be terminated and all rights, duties, liabilities and obligations of each of the parties towards the other shall terminate forthwith.
If the parties fail to reach all necessary agreements within two (2) months after the DRILLSHIP is determined to be an actual, constructive, arranged or compromised total loss, the provisions of Article XII.2(b)(ii) shall apply.
3.    Redelivery of BUYER’S SUPPLIES:
If the DRILLSHIP shall be determined to be an actual, constructive, arranged or compromised total loss and it shall not be agreed between the parties that the DRILLSHIP is to be reconstructed as aforesaid, BUILDER shall redeliver to BUYER at the SHIPYARD any BUYER’s SUPPLIES which shall not have become a total loss.
4.    Termination of BUILDER’s Obligation to Insure:
BUILDER’s obligations to insure the DRILLSHIP hereunder shall cease and terminate forthwith upon DELIVERY thereof to BUYER.

ARTICLE XIII
DISPUTES AND ARBITRATION
1.    Proceedings:
If any dispute, controversy or difference shall arise between the parties hereto out of or in relation to or in connection with this CONTRACT which cannot be settled by the parties themselves, it shall be resolved as follows:
(f)    Any dispute concerning the DRILLSHIP’s compliance or non-compliance with the rules and regulations of the CLASSIFICATION SOCIETY or another regulatory body shall be referred to the principal or other appointed surveyor of the CLASSIFICATION SOCIETY (acting as assessor not as arbitrator), as the case may be, the decision of whom shall be final and binding upon the parties hereto. If the CLASSIFICATION SOCIETY declines or fails to appoint a surveyor to act as above or if the surveyor fails to make a determination of disputes referred to him in a period of ten (10) days, unless the parties agree to extend such a period, the matter shall be referred for determination in accordance with Article XIII.1(b) or (c).
(g)    Any dispute relating solely to technical matters concerning the construction, material or quality of work under this CONTRACT or the SPECIFICATIONS, except as set out in Article XIII.1(a) as well as any other matters specifically mentioned in this CONTRACT in this regard shall be referred to the CLASSIFICATION SOCIETY or, as agreed to by the parties, a suitably qualified expert who (if the parties cannot agree on his identity) shall be appointed by the President for the time being of the Royal Institute of Naval Architects, London (the “TECHNICAL EXPERT”). The TECHNICAL EXPERT or CLASSIFICATION SOCIETY shall act as assessor and not an arbitrator and shall provide the parties with a written determination of the dispute within ten (10) days of referral of the dispute, unless the parties otherwise agree to extend such period. Such determination shall include findings as to any required extension of the DELIVERY DATE by reason of the dispute and may also include a finding as to payment of costs incurred in the proceedings. His determination thus made shall be final and binding on the parties.
(h)    All other disputes shall be referred to arbitration in London, England, and unless the parties shall agree within fifteen (15) days upon the appointment of a sole arbitrator, one arbitrator shall be appointed by BUILDER and the other by BUYER, and in case the arbitrators cannot agree, then to the decision of an umpire who shall be chosen and appointed by the two arbitrators.
Such arbitration shall be conducted in accordance with the Arbitration Act 1996 of United Kingdom or any re-enactment or statutory modification thereof for the time being in force and with the rules of The London Maritime Arbitrators’ Association for the time being in force.
The award of the arbitrators or the umpire shall be final and binding on the parties.
If the two arbitrators fail to choose and appoint a third arbitrator, either of the said two arbitrators may apply to the President for the time being of The London Maritime Arbitrators’ Association to choose and appoint a third arbitrator.

2.    Alteration of Delivery of the DRILLSHIP:
In the event of reference to the CLASSIFICATION SOCIETY or other regulatory bodies or to arbitration of any dispute or disputes arising or occurring prior to delivery of the DRILLSHIP, the award by the party deciding the said dispute or disputes shall include a declaration as to any postponement of the DELIVERY DATE which the party deciding the dispute or disputes may in his/their absolute discretion deem appropriate.
3.    Entry in Court:
Judgement on an award by arbitrators may be entered in any court of competent jurisdiction for enforcement thereof.

ARTICLE XIV
RIGHT OF ASSIGNMENT
1.    Assignment and Transfer:
Neither party shall assign or transfer all or any part of its rights or obligations under this CONTRACT to any third party without the prior written consent thereto of the other party save that nothing herein shall prevent BUYER from assigning the benefit of this CONTRACT by way of security for any loan provided to BUYER by any one or more banks or other financial institutions to finance its purchase of the DRILLSHIP hereunder and provided further that BUYER may assign its rights under this CONTRACT or the right to take title to the DRILLSHIP upon DELIVERY to an AFFILIATE upon written notice to BUILDER. No such assignment shall be binding upon BUILDER unless notice hereof is given to BUILDER.
2.    Associated Costs:
In the event of any such assignment by either party, all costs including legal and other costs incurred in relation thereto shall be borne and paid for by the assignor, and the assignor shall remain liable under this CONTRACT to the other party to the same extent as it was prior to the making of the assignment and shall cause the assignee to observe and respect the terms thereof.
3.    Security Assignments:
In connection with any security assignment of this CONTRACT provided to the BUYER’s banks, the BUILDER shall execute and deliver any reasonable acknowledgement of such security provided to it by the BUYER.
4.    Binding Nature:
This CONTRACT shall be binding upon the respective successors of the parties and effective for the benefit their respective assigns.

ARTICLE XV
TAXES AND DUTIES
1.    Taxes and Duties in Korea:
BUILDER shall bear and pay all taxes and duties levied or imposed in Korea in connection with the execution and/or performance of this CONTRACT, except any taxes and duties imposed in Korea upon BUYER’S SUPPLIES or upon the activities or personal incomes of BUYER’s employees and agents (including the REPRESENTATIVES and representatives of the manufacturers of BUYER’S SUPPLIES).
2.    Taxes and Duties outside Korea:
BUYER shall bear and pay all taxes and duties levied or imposed upon BUYER outside Korea in connection with execution and/or performance of this CONTRACT except for any taxes and duties imposed upon those items or services to be procured by BUILDER for construction of the DRILLSHIP.

ARTICLE XVI
PATENTS, TRADEMARKS, COPYRIGHTS, ETC.
1.    Patents, Trademarks and Copyrights:
(a)    BUILDER shall defend and indemnify BUYER against all damages, losses, liabilities, costs and expenses (including all legal costs and expenses but excluding BUYER’s internal costs and expenses) reasonably incurred by BUYER as a result of all actual or alleged claims for infringement of patent rights, copyrights, service marks or trademarks in connection with the construction of the DRILLSHIP by BUILDER at the SHIPYARD, but no such warranty, liability or indemnity shall extend to the BUYER’S SUPPLIES or BUYER’s operation or use of the DRILLSHIP, its equipment, apparatus or systems.
(b)    Nothing contained herein shall be construed as transferring such patent, trademark, service mark or copyright covered by this CONTRACT, and all such rights are hereby expressly reserved to the true and lawful owners thereof.
(c)    BUYER shall defend and indemnify BUILDER and its subcontractors against all damages, losses, liabilities, costs and expenses (including all legal costs and expenses) reasonably incurred by BUILDER as a result of all actual or alleged claims for infringement of patent rights brought by a third party in connection with BUYER’S SUPPLIES or BUYER’s operation or use of the DRILLSHIP, its equipment, apparatus or systems. In order to obtain such defence and indemnity, BUILDER shall immediately notify BUYER in writing of any claims received, and BUILDER shall allow BUYER to take over the defence of the claim. BUILDER shall provide BUYER with reasonable assistance required by BUYER to defend the claim.
2.    General Plans, Specifications and Working Drawings:
BUILDER retains all rights with respect to basic design, detailed design, plans, working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the DRILLSHIP, and BUYER undertakes therefore not to disclose the same or divulge any information contained therein directly or indirectly to any third parties, without the prior written consent of BUILDER, except where it is necessary for the usual operation, repair and maintenance or upgrades of the DRILLSHIP. In the event that BUYER breaches its obligations and undertakings under Clause 2 of this Article, BUILDER is entitled to make a claim and/or bring suit against BUYER in respect of any loss and damage whatsoever suffered by BUILDER as result of any such breach by BUYER.
All intellectual property owned by BUYER prior to entering into this CONTRACT and all intellectual property developed solely by BUYER during the term of this CONTRACT shall belong to BUYER.  If the parties jointly develop any intellectual property associated with this CONTRACT, the parties agree to negotiate in good faith and to execute a development agreement to identify and allocate ownership rights in the jointly developed intellectual property.

ARTICLE XVII
BUYER’S SUPPLIES
1.    Responsibility of BUYER:
(a)    BUYER shall, at its own risk, cost and expense, supply and deliver to BUILDER all of the items to be furnished by BUYER as set out in the SPECIFICATIONS (“BUYER’S SUPPLIES”) at warehouse or other storage of the SHIPYARD in good condition ready for installation or use in or on the DRILLSHIP, in accordance with the time schedule designated by BUILDER to meet the building schedule of the DRILLSHIP.
(b)    In order to facilitate installation or use by BUILDER of BUYER’S SUPPLIES in or on the DRILLSHIP, BUYER shall furnish BUILDER with necessary SPECIFICATIONS, plans, drawings, instruction books, manuals, test reports and certificates required by BUILDER. BUYER, if so requested by BUILDER, shall, without any charge to BUILDER, cause representatives of the manufacturers of BUYER’S SUPPLIES to assist BUILDER in installation thereof in or on the DRILLSHIP and/or to carry out installation thereof by themselves or to make necessary adjustments, tests and inspection thereof at the SHIPYARD.
(c)    Any and all of BUYER’S SUPPLIES shall be subject to BUILDER’s reasonable right of rejection if they are found to be unsuitable or in improper condition for installation or use. However, if so requested by BUYER, BUILDER may repair or adjust BUYER’S SUPPLIES without prejudice to BUILDER’s other rights hereunder and without being responsible for any consequences arising therefrom. In such case, according to Articles V.4 and V.5, BUYER shall compensate BUILDER for all costs and expenses incurred by BUILDER in such repair or adjustment and the DELIVERY DATE shall be postponed for any period of delay in the construction of the DRILLSHIP caused by the making of such repair or adjustment.
(d)    Should BUYER fail to deliver any of BUYER’S SUPPLIES within the time designated by BUILDER, the DELIVERY DATE shall be extended for the period of such delay in delivery of BUYER’S SUPPLIES if such delay in delivery shall affect the DRILLSHIP’s construction or the DELIVERY DATE of the DRILLSHIP. In such event, BUYER shall be responsible for all losses and damages incurred by BUILDER by the reason of such delay in delivery of BUYER’S SUPPLIES and such payment shall be made upon delivery of the DRILLSHIP.
(e)    If delay in delivery of any of the BUYER’S SUPPLIES exceeds fifteen (15) days, then the BUILDER shall be entitled to proceed with construction of the DRILLSHIP without installation thereof in or on the DRILLSHIP, without prejudice to the BUILDER’s other rights as hereinabove provided, and the BUYER shall accept and take delivery of the DRILLSHIP as so constructed.
2.    Responsibility of BUILDER:
BUILDER shall be responsible for the storing and handling with reasonable care of BUYER’S SUPPLIES after delivery thereof to the SHIPYARD, and shall, at its own cost and expense, install them in or on the DRILLSHIP, unless otherwise provided herein or agreed by the parties hereto, provided, always, that BUILDER shall not be responsible for quality, efficiency and/or performance of any of BUYER’S SUPPLIES and for the loss of or damage to BUYER’S SUPPLIES caused without BUILDER’s wilful misconduct or gross negligence.

3.    Return of BUYER’S SUPPLIES
Where under any provision of this CONTRACT BUILDER shall be required either to refund the value of or to return BUYER’s SUPPLIES to BUYER, then BUILDER shall lawfully discharge any such obligation by returning the BUYER’S SUPPLIES in question FOB Okpo or, in BUILDER’s option by paying to BUYER the invoiced cost to BUYER of such supplies CIF Okpo.

ARTICLE XVIII
REPRESENTATIVES
1.    BUYER’s REPRESENTATIVE:
BUYER’s REPRESENTATIVE and address designated for the purpose of notices and other communications under this CONTRACT shall be as follows:
ALPHA ARCHER COMPANY
c/o Atwood Oceanics Management, Inc.
15835 Park Ten Place Drive
Houston, Texas
United States of America

Telephone No.:     +1 281-749-7944
Fax No.:        +1 281-578-3253
Email:        gwagner@atwd.com
Attention:    Geoffrey Wagner
unless and until BUYER notifies BUILDER otherwise in writing.
2.    BUILDER’s Representative
BUILDER’s representative and address designated for the purpose of notices and other communications under this CONTRACT shall be as follows:
DAEWOO SHIPBUILDING & MARINE ENGINEERING CO., LTD.
1, Aju-dong, Geoje-si,
Gyeong nam, 656-714
Korea
Attention     : Mr. H.S. Yang
Telephone    : 82 55 735 6004
Telefax        : 82 55 681 7428
Email        : hsyang@dsme.co.kr

unless and until BUILDER notifies BUYER otherwise in writing.

ARTICLE XIX
NOTICE AND LANGUAGE
1.    Notice:
Except as may be more specifically set out in any particular provision of this CONTRACT, any and all notices, requests, demands, instructions, advices and communications in connection with this CONTRACT shall be in writing and shall be conveyed by registered airmail, by express courier service, personally, or by telefax or email and shall be deemed to be given at, and become effective from, the time when the same is delivered to (or in the case of a telefax or email received at) the address of the party to be served.
2.    Language:
Any and all notices and communications in connection with this CONTRACT shall be written in the English language.
3.    Writing
A telefax or email message shall be deemed to be a notice “in writing” for purposes of this CONTRACT.

ARTICLE XX
EFFECTIVE DATE OF CONTRACT
This CONTRACT shall become effective from the date of its execution by both BUYER and BUILDER (the “EFFECTIVE DATE”). However, if BUILDER fails to provide BUYER with the Irrevocable Stand-by Letter of Credit referred to in Article X.4 within thirty (30) days after the date of execution of the CONTRACT, then the CONTRACT shall automatically become null and void, unless otherwise mutually agreed in writing between the parties hereto, and the parties shall be immediately and completely discharged from all of their obligations to the other party under this CONTRACT as though this CONTRACT had never been entered into at all.

ARTICLE XXI
INTERPRETATION AND OTHER MATTERS
1.    Laws Applicable:
The parties hereto agree that the validity and interpretation of this CONTRACT and of each Article and part thereof shall be governed by the laws of England.
2.    Discrepancies:
In the event of any conflict between this CONTRACT and the SPECIFICATIONS, the provisions of this CONTRACT shall prevail. In the event of any conflict between the SPECIFICATIONS and design, the provisions of the SPECIFICATIONS shall prevail.
3.    Entire Agreement:
This CONTRACT contains the entire agreement and understanding between the parties hereto and supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this CONTRACT.
4.    Amendment:
No provision of this CONTRACT may be amended, modified, waived or terminated except by an instrument in writing executed by each of the parties hereto.
5.    Headings:
The descriptive headings of Articles and Clauses herein are for convenience of reference only and are not to be used in construing or interpreting this CONTRACT.
6.    Severability:
Any provision of this CONTRACT which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable laws, both parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
7.    Order of precedence of CONTRACT Documents:
In case of inconsistency between contract documents, the CONTRACT shall take precedence over the SPECIFICATIONS and the Drawings and the SPECIFICATIONS shall take precedence over the Drawings.
8.    Confidentiality:
Each party agrees that it shall hold in strict confidence and shall not disclose to any PERSON or use any CONFIDENTIAL INFORMATION (as defined below) from and after the EFFECTIVE DATE through the period ending two (2) years after the DELIVERY DATE. Notwithstanding the foregoing, a party may, provided that each such PERSON shall be informed of the confidential nature of such information, disclose CONFIDENTIAL INFORMATION to the officers, directors, employees, representatives, investors, lenders, counsel and other professionals (including potential lenders and investors and their employees, counsel and other professionals) of a party and its AFFILIATES who need to know such information for purposes of (a) executing this CONTRACT and (b) the usual operation, repair and maintenance or upgrades of the DRILLSHIP. In the event that a party is requested by subpoena, civil investigative demand, or any similar process to disclose any such CONFIDENTIAL INFORMATION, such party will provide the other party with prompt notice of such request, demand or interrogatories so that the other party may seek an appropriate protective order. In the event that a protective order or injunction prohibiting disclosure is not obtained, then such party may furnish only so much of the CONFIDENTIAL INFORMATION as, in the reasonable written opinion of its legal counsel (copy being simultaneously provided to the other party), is required and shall preserve the confidentiality of the remainder in accordance with this Article XXI.8. Should a party, its AFFILIATES or their agents or representatives disclose or use any CONFIDENTIAL INFORMATION for the direct or indirect benefit or use of themselves or any other PERSON, or otherwise breach this Article XXI.8, any benefits obtained by such party or any such other PERSON shall be held in trust for the sole benefit of the other party. The parties agree that because an award of money damages (whether pursuant to the foregoing sentence or otherwise) would be inadequate for any breach of this Article XXI.8, any such breach would cause the each party irreparable harm and therefore the non-breaching party shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.
As used herein, “CONFIDENTIAL INFORMATION” shall mean this CONTRACT and all information (written or digital) relating to BUILDER, BUYER or the negotiation or substance of this CONTRACT and any other ancillary agreements, whether or not marked with any legends or other markings indicating the information to be proprietary or confidential. CONFIDENTIAL INFORMATION shall not include information to the extent, but only to the extent, disclosure thereof (or the terms and conditions thereof) is required by LAW, information which the disclosing party can demonstrate is or becomes generally available to the public other than as a result of disclosure by such party or its AFFILIATES and information necessary for a party to enforce its rights under this CONTRACT or defend against indemnification claims under this CONTRACT. The parties’ obligations under this Article XXI.8 shall survive the termination of this CONTRACT.
9.    Public Announcements:
No press or other public announcement, or public statement or comment in response to any inquiry, relating to the transactions contemplated by this CONTRACT shall be issued or made by either party without consultation with the other party; provided, that a press release or other public announcement, regulatory filing, statement or comment made without such consultation shall not be in violation of this Article XXI.9 if it is made (i) in order to comply with such LAW or stock exchange policies or (ii) to PERSONS holding consent or approval rights that may be applicable to the transactions contemplated by this CONTRACT. Furthermore, in all instances, prompt notice from one party to the other shall be given with respect to any such release, announcement, statement or comment.
10.    Foreign Corrupt Practices Act:
BUILDER represents warrants and agrees that it will comply with all applicable anti-bribery laws in any country in which any aspect of this CONTRACT will take place, including the U.S. Foreign Corrupt Practices Act (“FCPA”).
BUILDER represents, warrants and agrees that, in connection with the performance of its obligations hereunder, it shall not make any direct or indirect payments, in money or any other item of value (including gifts) or make any offers or promises to pay any money or any other item of value (including gifts) to:
(a)    any government or public official;
(b)    any political party;
(c)    any candidate for political office; or

(d)    any other person or entity, with the knowledge that such payment, offer or promise to pay will be made to any government official for the purpose of influencing such government official to obtain or retain business or to make any decisions favorable to BUYER, BUILDER, or both.
BUILDER further represents that no government official is a principal, owner, officer, employee or agent of any entity in which BUILDER has an interest, and no government official has any material financial interest in the business of BUILDER.
BUILDER affirms that BUYER shall have the right to audit BUILDER’s books and records, as warranted, to ensure compliance with this CONTRACT. These audit rights do not extend beyond the records relating to BUILDER’S performance of this CONTRACT.
In the event of any breach by BUILDER of any of its representations, warranties or covenants contained in this provision, BUYER may, in its sole discretion in addition to any other remedy provided herein or otherwise provided by LAW, immediately terminate this CONTRACT without notice or indemnity and in such event, BUILDER shall forfeit all rights to all fees and commissions which shall accrue and/or have been earned but which have not been paid as of the date of such termination.
11.     COUNTERPARTS:
This CONTRACT may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this CONTRACT in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this CONTRACT, although the original signature pages shall thereafter be appended to this CONTRACT.

IN WITNESS WHEREOF, the parties hereto have caused this CONTRACT to be signed by their duly authorized signatories the day and year first above written.

For and on behalf of:                 For and on behalf of:
ALPHA ARCHER                DAEWOO SHIPBUILDING &

COMPANY                    MARINE ENGINEERING CO., LTD.

By: /s/ Hiew Yoke Lan             By: /s/ Jaeho Ko
Name: Hiew Yoke Lan             Name: Jaeho Ko
Title: Director                 Title: President & CEO